           PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS



                                       by

                                      and

                                    between



                             MISSION LAND COMPANY,
                            a California corporation
                                  ("MISSION")


                                      and


                            MISSION-VACAVILLE, L.P.
                        a California limited partnership
                             ("MISSION-VACAVILLE")

                             COLLECTIVELY, "SELLER"


                                      and


                              KILROY REALTY, L.P.,
                         a Delaware limited partnership

                                  "PURCHASER"



                                  Dated as of
                                April 30, 1997

                               TABLE OF CONTENTS

                                                                            Page

1.   IDENTIFICATION OF PARTIES.............................................    1

2.   DESCRIPTION OF THE PROPERTY...........................................    1

3.   THE PURCHASE PRICE....................................................    3

4.   TITLE.................................................................    4

5.   INSPECTION; DUE DILIGENCE PERIOD......................................    5

6.   REPRESENTATIONS AND WARRANTIES OF SELLER..............................    7

7.   REPRESENTATIONS AND WARRANTIES OF PURCHASER...........................    9

8.   RELEASE BY PURCHASER..................................................   10

9.   DELIVERY OF DOCUMENTS.................................................   11

10.  CONFIDENTIALITY.......................................................   12

11.  CONDITIONS PRECEDENT TO CLOSING.......................................   12

12.  COVENANTS OF SELLER...................................................   14

13.  SELLER'S CLOSING DELIVERIES...........................................   15

14.  PURCHASER'S CLOSING DELIVERIES........................................   16

15.  PRORATIONS, ADJUSTMENTS; RELEASE OF BONDS AND OTHER
     SECURITY DEVICES......................................................   17

16.  CLOSING...............................................................   20

17.  CLOSING COSTS.........................................................   21

18.  RISK OF LOSS; TAKING..................................................   21

19.  DEFAULT...............................................................   23

20.  BROKER'S COMMISSION...................................................   24


21.  ESCROW................................................................   24

22.  MISCELLANEOUS.........................................................   25

                                    EXHIBITS


EXHIBIT A    Legal Description of The Land

EXHIBIT B    Schedule of Leases

EXHIBIT C    Schedule of Trade Names

EXHIBIT D    Allocated Purchase Prices and Allocated Deposits

EXHIBIT E    Schedule of PTRs and Surveys

EXHIBIT F    Form of Grant Deed

EXHIBIT G    Bill of Sale

EXHIBIT H    General Assignment

EXHIBIT I    Assignment of Leases

EXHIBIT J    Certification of Non-Foreign Status of Mission Land Company

EXHIBIT K    Assumption Agreement

EXHIBIT L-1  Form of Tenant Estoppel Certificate

EXHIBIT L-2  Form of Seller Certificate

                             INDEX OF DEFINED TERMS

Definition                                                   Section

Advance Deposit..........................................       3(b)
Advance Deposit Account..................................       3(b)
Affiliate................................................       2(c)
Agreement................................................          1
Allocated Deposit........................................       3(b)
Allocated Purchase Price.................................       3(a)
Assignment of Leases.....................................      13(d)
Assumption Agreement.....................................      14(c)
Attorneys' fees..........................................      21(j)
Attorneys' fees and costs................................      21(j)
Bill of Sale.............................................      13(b)
Business Day.............................................       3(d)
Certificate of Non-Foreign Status........................      13(e)
Closing..................................................         16
Closing Date.............................................         16
Contracts................................................  2(b)(vii)
Control..................................................       2(c)
Deposit..................................................       3(b)
Deposit Account..........................................       3(a)
Disapproval Notice.......................................       5(d)
Disapproved Exceptions...................................       4(b)
Disapproved Property.....................................       5(d)
Due Diligence Materials..................................       6(c)
Due Diligence Period.....................................       5(a)
Environmental Laws.......................................       8(a)
Escrow Company...........................................       3(b)
Execution Date...........................................          1
Existing Security Items..................................      15(c)
Form 590.................................................      13(f)
General Assignment.......................................      13(c)
Grant Deed...............................................      13(a)
Hazardous Substance......................................       8(a)
Improvements.............................................   2(b)(ii)
Land.....................................................    2(b)(i)
Leases...................................................  2(b)(iii)
Liquidated Damages Deposit...............................       3(b)
Liquidated Damages Deposit Account.......................       3(b)
Materially Damaged Property..............................      18(a)
Materially Taken Property................................      18(b)
Outside Closing Date.....................................         16

                             INDEX OF DEFINED TERMS
                                  (Continued)

Definition                                                   Section

Parcel...................................................    2(b)(i)
Permits.................................................. 2(b)(viii)
Permitted Exception......................................       4(b)
Permitted Exceptions.....................................       4(b)
Personal Property........................................    2(b)(v)
Properties...............................................       2(h)
Property.................................................       2(h)
PTR......................................................       4(a)
Purchase Price...........................................       3(a)
Purchaser................................................          1
Purchaser's Conditions Precedent.........................      11(a)
Real Property............................................   2(b)(iv)
Seller...................................................          1
Seller's Actual Knowledge................................          5
Real Property............................................       2(d)
Seller Certificate.......................................  11(a)(vi)
Seller's Conditions Precedent............................      11(b)
Seller Has Received No Written Notice....................          6
Seller Releasees.........................................       8(a)
Surveys..................................................       4(a)
Tenant Estoppel Certificate..............................  11(a)(vi)
Title Company............................................       4(a)
Title Curative Endorsements..............................      17(a)
Title Policy.............................................  11(a)(ii)
Trade Names..............................................   2(b)(vi)
Unresolved Exceptions....................................       4(c)

           PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS


          1.        IDENTIFICATION OF PARTIES.
                    -------------------------

          THIS PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this "AGREEMENT") is entered into as of April 30, 1997 (the "EXECUTION DATE"), by and between MISSION LAND COMPANY, a California corporation ("MISSION") and MISSION-VACAVILLE, L.P., a California limited partnership ("MISSION-VACAVILLE") (collectively, "SELLER") and KILROY REALTY, L.P., a Delaware limited partnership ("PURCHASER").

          2.       DESCRIPTION OF THE PROPERTY.
                   ---------------------------

          (a) The following terms have the following meanings:

               (i) The "BAXTER PROJECT" means the industrial building consisting of approximately 153,566 square feet located at 821 South Rockefeller Avenue, Ontario, California.

               (ii) The "BREA LAND" means the approximately 9.87 acres of land located at the corner of Lambert Road and Puente Street in Brea, California.

               (iii) The "BREA PROJECT" means the seven industrial buildings consisting of an aggregate of approximately 276,278 square feet located in the Brea Industrial Complex, Brea, California.

               (iv) The "GARDEN GROVE PROJECT" means the six industrial buildings consisting of an aggregate of approximately 275,971 square feet located in the Garden Grove Industrial Complex, Garden Grove, California.

               (v) The "TELO PROJECT" means the two industrial buildings consisting of an aggregate of approximately 79,967 square feet located in Torrance, California.

          (b) Seller hereby agrees to sell, assign and convey to Purchaser, and Pur chaser hereby agrees to purchase from Seller all of Seller's right, title and interest in and to the following:

               (i) Those certain parcels of real property more particularly described on Exhibit A attached hereto (the "LAND"). The Land is divided
                  ---------
     for purposes of this Agreement into various portions, each of which is described in a separate section of Exhibit A (each portion of the Land is
                                        ---------
     referred to in this Agreement individually, as a "PARCEL");

               (ii) All improvements located on the Land (the "IMPROVEMENTS");

               (iii) All leases covering the Land and Improvements (such leases, together with any and all amendments, modifications or supplements thereto and guaranties thereof, are hereinafter referred to collectively as the "LEASES" and are identified on the Schedule of Leases attached hereto as Exhibit B);
        ---------

               (iv) All rights, privileges, easements, rights-of-way and ap purtenances used or connected with the beneficial use or enjoyment of the Land (the Land, the Improvements, the Leases and such rights, privileges, easements, rights-of-way, and appurtenances are sometimes collectively hereinafter referred to as the "REAL PROPERTY");

               (v) All personal property and fixtures (if any) owned by Seller, located on the Real Property and used in the operation or maintenance of the Real Property (collectively, the "PERSONAL PROPERTY");

               (vi) The trade names and trademarks used or useful in connection with the Real Property, but only to the extent that the same are not trademarks or trade names of Seller or any of Seller's Affiliates (such trade names and trademarks are hereinafter collectively referred to as the "TRADE NAMES" and are identified on the Schedule of Trade Names attached hereto as Exhibit C);
               ---------

               (vii) The contracts and agreements relating to the Real Property which Purchaser has elected to assume pursuant to Section 5(e) (such
                                                       ------------
     contracts and agreements are hereinafter collectively referred to as the "CONTRACTS");

               (viii) All permits, licenses, authorizations, consents, entitlements, approvals and certificates relating to the Property, to the extent assignable (collectively, the "PERMITS"). (The Real Property, the Personal Property, the Trade Names, the Contracts and the Permits with respect to each Parcel is individually referred to in this Agreement as the "PROPERTY" and are collectively referred to in this Agreement as the "PROPERTIES").

          (c)  The Property does not include (i) the Existing Security Items,
(ii) cash and cash equivalents of Seller and its Affiliates, (iii) any accounts receivable or claims of Seller or its Affiliates existing on or attributable to any period prior to the Closing Date (subject to the provisions of Section 15),
                                                                   ----------
(iv) any right to use the name, marks or insignia of Seller or its Affiliates, or (v) except as provided in Section 18, any rights under insurance policies
                             ----------
maintained by Seller with respect to the Properties. As used in this Agreement, an "AFFILIATE" means with respect to Seller or Purchaser, any person or entity directly or indirectly controlling, controlled by or under common control with such other person or entity. For purposes of this definition, "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies whether through the ownership of voting securities, by contract or otherwise.

          3.  THE PURCHASE PRICE.
              ------------------

          (a)  Subject to increase in accordance with Section 16, the aggregate
                                                      ----------
purchase price for the Properties is Forty Three Million Six Hundred Eighteen Thousand Dollars ($43,618,000.00) (the "PURCHASE PRICE"). Seller and Purchaser agree that the Purchase Price is allocated among the Properties in accordance with Exhibit D attached hereto (each allocated purchase price is referred to in
     ---------
this Agreement as an "ALLOCATED PURCHASE PRICE"). The Purchase Price shall be paid to Seller by Purchaser by the Closing (as hereinafter defined) as follows:

          (b) Within two (2) Business Days after the execution of this Agreement by Seller and Purchaser, Purchaser shall deliver to First American Title Company ("ESCROW COMPANY") a deposit equal to Ten Million Dollars ($10,000,000) (the "DEPOSIT"). If Purchaser fails to timely deliver the Deposit, Purchaser shall be in breach of this Agreement and Seller shall be entitled to terminate this Agreement and shall be entitled to liquidated damages pursuant to

Section 19(b).  Escrow Company shall deposit One Million Dollars ($1,000,000) of
-------------
the Deposit (the "LIQUIDATED DAMAGES DEPOSIT") into an interest bearing deposit account established in the name of Seller (the "LIQUIDATED DAMAGES DEPOSIT ACCOUNT") and the remaining Nine Million Dollars ($9,000,000) of the Deposit (the "ADVANCE DEPOSIT") into an interest bearing account established in the name of Purchaser and selected by Purchaser to be credited to the Purchase Price (the "ADVANCE DEPOSIT ACCOUNT"). As used herein, the "DEPOSIT" means the Deposit plus any interest actually earned thereon and held in the Liquidated Damages Deposit Account or the Advance Deposit Account, as the case may be, at the relevant time. Seller and Purchaser agree that the Deposit shall be allocated among the Properties, in the same proportion that the Allocated Purchase Price for each property bears to the aggregate Purchase Price and in accordance with

Exhibit D (such allocated portion of the Deposit being the "ALLOCATED DEPOSIT").
---------
Provided that Purchaser has not terminated the Agreement in the manner specified in Section 5 prior to the expiration of the Due Diligence Period, Escrow Company
   ---------
shall immediately release One Million Dollars ($1,000,000.00) from the Liquidated Damages Deposit Account to Seller upon the expiration of the Due Diligence Period without the need for authorization or consent of Purchaser. Upon written notice to the Escrow Holder and Seller, Purchaser shall be entitled to receive periodically (but not more frequently than once per week) from the Liquidated Damages Deposit Account or the Advance Deposit Account, as the case may be, interest actually paid on the amount of the Deposit held therein.

          (c) If the purchase and sale of the Properties is consummated as contemplated herein, the Deposit shall be credited against the Purchase Price. If the purchase and sale of the Properties is not consummated because of a default under this Agreement on the part of Seller, a failure of a Purchaser's Condition Precedent or a failure of Seller's Condition Precedent (excluding Purchaser's default under this Agreement), the Deposit shall be immediately refunded to Purchaser. If the purchase and sale of the Properties is not consummated because of a default under this Agreement by Purchaser, the Liquidated Damages Deposit shall be retained by Seller pursuant to Section
                                                                   -------
19(b).
-----

          (d) The balance of the Purchase Price shall be paid to Seller in immediately available funds at Closing, which balance shall be deposited by wire transfer into escrow with Escrow Company no later than one (1) Business Day prior to the Closing. As used herein, "BUSINESS DAY" means any day other than
(i) a Saturday or Sunday, or (ii) a day on which banking institutions in the State of California are authorized or obligated by law or executive order to be closed.

          4.   TITLE.
               -----

          (a) Within five (5) days after the Execution Date, Seller shall deliver to Purchaser (i) for each of the Properties, the preliminary title reports listed on Exhibit E attached hereto issued by First American Title
                  ---------
Company (the "TITLE COMPANY"), together with copies of all documents relating to the title exceptions referred to therein (collectively, the "PTRS"), and (ii) the ALTA surveys described on Exhibit E attached hereto (collectively, the
                              ---------
"SURVEYS").

          (b) Within twenty (20) days after the Execution Date, Purchaser shall notify Seller in writing of any title exceptions shown in any PTR that Purchaser disapproves and the exceptions disapproved in such timely notice shall constitute "DISAPPROVED EXCEPTIONS". Thereafter, if any written update to any PTR reveals a material exception to title not shown on such PTR, then Purchaser shall notify Seller in writing of Purchaser's disapproval of such new exception within ten (10) days after Purchaser's receipt of such update, and the exceptions disapproved in such timely notice shall also be Disapproved Exceptions. Any exception not disapproved in writing within such twenty (20) day period (for review of the PTRs) or within such ten (10) day period (for review of updates) shall be deemed approved by Purchaser, and shall constitute a "PERMITTED EXCEPTION" hereunder. Notwithstanding anything to the contrary herein, all of the following shall also constitute Permitted Exceptions (regardless of whether Purchaser disapproves of them): (i) real estate taxes and assessments, existing bond or special district assessments, personal property taxes, water and/or meter charges, sewer taxes, charges or rents, in each case not yet due and payable, (ii) liens, encumbrances or other matters made, created or suffered by or on behalf of Purchaser, including, without limitation, liens arising as a result of any act or omission of Purchaser or Purchaser's agents, contractors or representatives, (iii) zoning and other land use restrictions and ordinances, (iv) rights of tenants under the Leases, (v) printed exceptions and exclusions set forth in the Title Company's standard form policy of title insurance, and (vi) matters which would be disclosed by a current and accurate survey or an inspection of the Property.

          (c) Within three (3) days after receiving Purchaser's written notice disapproving any title exceptions contained in the PTRs (or update thereof), Seller shall notify Purchaser in writing of any disapproved title exceptions which Seller is unable or unwilling to cause to be removed or insured against prior to or at Closing (the "UNRESOLVED EXCEPTIONS"). Seller's failure to deliver its notice within such three (3) day period shall be deemed to be Seller's election to treat such disapproved title exceptions as Unresolved Exceptions. Notwithstanding the foregoing and prior to or at Closing, Seller shall, at

Seller's sole cost and expense, remove all deeds of trusts encumbering the Properties (and pay all prepayment fees and expenses required in connection therewith) and such deeds of trust will not be Unresolved Exceptions. With respect to any Unresolved Exception, Purchaser shall elect within two (2) days after receipt of Seller's notice, either to (i) deliver its Disapproval Notice (as defined in Section 5(d) with respect to any Property affected by such
               ------------
Unresolved Exception, or (ii) waive its disapproval of such Unresolved Exception, in which event, each such Unresolved Exception shall then be deemed to be a Permitted Exception. Purchaser's failure to deliver its Disapproval Notice with respect to any Property affected by such Unresolved Exceptions within such two (2) day period shall be deemed to be Purchaser's election to treat such Unresolved Exceptions as Permitted Exceptions.

          (d) Purchaser, at Purchaser's option, may obtain additional title endorsements and other extended title coverage at Purchaser's sole cost and expense, including without limitation, any costs of surveys or survey updates as may be required to obtain such coverage.

          5.   INSPECTION; DUE DILIGENCE PERIOD.
               --------------------------------

          (a) From the Execution Date and continuing until 5:00 p.m. Los Angles time on the twenty-fifth (25th) day after the Execution Date (i.e., May 25,
1997) (the "DUE DILIGENCE PERIOD") and with reasonable advance notice to Seller, Purchaser, its agents and representatives shall be entitled to enter onto the Properties during regular business hours (subject to the rights of tenants in possession) to perform inspections and tests of the Properties with respect to the physical and the environmental condition of the Properties; provided,
                                                                --------
however, that in no event shall Purchaser or its agents or representatives (i)
-------
unreasonably disturb the on-going operation of the Properties, (ii) unreasonably disturb any tenants or occupants of the Properties, or (iii) drill or bore on or through the surface of the Land without Seller's prior written consent, which consent may be given or withheld in Seller's reasonable discretion. Prior to Purchaser entering any Property to conduct the inspections and tests described above, Purchaser shall obtain and maintain, and shall cause each of its contractors and agents to maintain (and shall deliver to Seller evidence thereof), at Purchaser's sole cost and expense, general liability insurance, from an insurer reasonably acceptable to Seller, in the amount of One Million Dollars ($1,000,000) combined single limit for personal injury and property damage per occurrence and Two Million Dollars ($2,000,000) in the aggregate, such policies to name Seller as an additional insured party, which insurance shall provide coverage against any claim for personal liability or property damage caused by Purchaser or its agents, employees or contractors in connection with such inspections and tests. After making such tests and inspections, Purchaser shall promptly restore the Properties to its condition prior to such tests and inspections. Purchaser shall pay all costs and expenses relating to such tests and inspections of the Properties and any restoration of the Property in accordance with the terms of this Section 5. Seller or its representatives
                                     ----------
may accompany Purchaser during Purchaser's inspections.

          (b) Purchaser shall keep the Properties free from all liens and shall indemnify, defend, and hold harmless Seller from and against all loss, liability, damage, cost and expense (including, but not limited to, reasonable attorneys' fees and costs) incurred, suffered by, or claimed against Seller by reason of any actual damage to the Properties or injury to persons caused by Purchaser and/or its agents, employees or contractors in exercising its rights under Section 5(a).
                                                                ------------
This indemnity shall survive the Closing or any termination of this Agreement.

          (c) Purchaser shall provide to Seller, upon Purchaser's receipt thereof, copies of all environmental and physical inspection reports, studies, test results and similar data obtained by Purchaser in the course of its due diligence investigation other than any attorney-client privileged communications; provided, however, the foregoing shall be delivered to Seller
                -----------------
without representation, warranty or liability to Purchaser, and Seller shall have no right to rely on such reports unless the party preparing such reports so agrees.

          (d) On or before 5:00 p.m. Los Angeles time on the last day of the Due Diligence Period, Purchaser may give written notice to Seller (the "DISAPPROVAL NOTICE") of its desire to terminate the Agreement with respect to one or more Properties (each, a "DISAPPROVED PROPERTY") because of the physical or environmental condition of the Property, land use entitlement or any other criteria deemed appropriate by Purchaser. If Purchaser disapproves of all of the Properties, this Agreement shall be terminated in its entirety and the Escrow Company shall refund the Deposit to Purchaser and Purchaser shall pay all title or escrow cancellation fees related thereto. Purchaser's failure to deliver the Disapproval Notice on or before the end of the Due Diligence Period in accordance with the provisions of this Section 5(d) shall be conclusively
                                          ------------
deemed to be Purchaser's approval of all of the Properties. Purchaser and Seller acknowledge that Purchaser may complete its due diligence investigations before the end of the Due Diligence Period and that Purchaser and Seller would intend to use reasonable efforts to expedite the Closing.

          (e) If Purchaser disapproves of one or more, but not all, of the Properties, Seller may elect, in its sole and absolute discretion, to do any of the following by delivering written notice to Purchaser within three (3) Business Days after receiving Purchaser's Disapproval Notice:

               (i) to terminate this Agreement as to only the Disapproved Properties, in which event, (x) Escrow Company shall retain the Allocated Deposits for all of the Properties except the Disapproved Properties in escrow and credit the retained Allocated Deposits against amounts owed by Purchaser at Closing, (y) Escrow Company shall refund the Allocated Deposits for the Disapproved Properties to Purchaser at Closing and (z) Purchaser shall pay all title or escrow cancellation fees related thereto; or

               (ii) terminate this Agreement in its entirety, in which event, Escrow Company shall refund the Deposit to Purchaser, and Purchaser shall pay all title or escrow cancellation fees related thereto;

          provided, however, if Seller elects or is deemed to elect to terminate
          -----------------
          this Agreement in its entirety, Purchaser may elect to waive its disapproval of all of the Disapproved

          Properties and consummate its purchase of all of the Properties as contemplated by this Agreement by delivering written notice of such election to Seller and Escrow Company within two (2) Business Days after receiving Seller's written notice.

Seller's failure to deliver the foregoing notice on or before the end of such three (3) Business Day period in accordance with the provisions of Section 5(e)
                                                                   ------------
shall be conclusively deemed to be Seller's election to terminate this Agreement in its entirety. Purchaser's failure to deliver the foregoing notice on or before the end of such two (2) Business Day period in accordance with the provisions of Section 5(e)(ii) shall be conclusively deemed to be Purchaser's
              ----------------
election to so waive its disapproval of all of the Disapproved Properties.

          (f) Purchaser shall notify Seller in writing not later than 5:00 p.m. Los Angeles time on the tenth (10th) day after the Execution Date of any contract or agreement affecting the Property which Purchaser elects to assume. If Purchaser fails to so designate any contract or agreement, Purchaser shall be conclusively deemed to have elected not to assume such contract or agreement and Seller shall be entitled to terminate such contract or agreement.

          6.   REPRESENTATIONS AND WARRANTIES OF SELLER.
               ----------------------------------------

          Seller represents and warrants to Purchaser that the following matters are true and correct as of the Execution Date and will also be true and correct as of the Closing:

          (a) AUTHORITY.  Seller is a corporation, duly organized, validly
              ---------
existing and in good standing under the laws of the State of California.

          (b) DUE EXECUTION.  Seller has the corporate power and authority to
              -------------
execute, deliver and perform this Agreement. Seller has duly authorized the execution, delivery and performance of this Agreement. This Agreement, assuming due authorization, execution and delivery by Purchaser, constitutes the legal, valid, and binding obligations of Seller enforceable against Seller in accordance with its terms (except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other principles relating to or limiting the right of contracting parties generally) and does not violate the material provisions of any agreement to which Seller is a party or to which it is subject.

          (c) LITIGATION.  To Seller's Actual Knowledge and except as set forth
              ----------
in the Due Diligence Materials, Seller has received no written notice of any actions, suits or proceedings, pending or threatened, before any judicial, administrative or other governmental authority with respect to any Property (or any portion thereof), including without limitation, any eminent domain or condemnation proceedings affecting any portion of any Property.

          (d) GOVERNMENTAL NOTICES.  To Seller's Actual Knowledge and except as
              --------------------
set forth in the Due Diligence Materials, Seller has received no written notice from any city, county, state or other government authority that any Property or any matter thereon is in violation of the laws, rules or ordinances applicable to the Property, which violation has not been corrected prior to the Execution Date.

          (e) TAXES; ZONING.  To Seller's Actual Knowledge and except as set
              -------------
forth in the Due Diligence Materials, Seller has received no written notice of the existence or proposed assessment of special taxes or assessments against any Property, or the pendency of changes in the zoning materially adversely affecting the Property.

          (f) LEASING COMMISSIONS.  Other than any leasing commission which may
              -------------------
be due and payable upon the extension or renewal of any Lease after Closing (for which Purchaser shall be solely responsible), there are no leasing commissions due and payable with respect to any Property.

          For purposes of this Agreement and each of the documents executed in connection herewith, "SELLER'S ACTUAL KNOWLEDGE" shall specifically mean and be limited to the actual knowledge, as of the Execution Date, of Mr. Charles Johnson and Ms. Sunny Lee in their capacity as officers of Mission Land Company, without any duty of inquiry or independent investigation on the part of Seller or such individuals. As used in this Agreement, "DUE DILIGENCE MATERIALS" shall mean the (i) information and other materials contained in the files made available to Purchaser at Seller's office in Ontario, California, including, without limitation, the PTRs and Surveys, and (ii) supplementary information and materials disclosed in writing to Purchaser on or before the expiration of the Due Diligence Period. Also as used in this Agreement, the phrase "SELLER HAS RECEIVED NO WRITTEN NOTICE" with respect to an event or a situation shall specifically mean that Mr. Charles Johnson and Ms. Sunny Lee have no Actual Knowledge of receiving the subject written notice. Purchaser expressly understands and agrees that the individuals listed above shall not be personally liable to Purchaser for any representation or warranty set forth herein. The representations and warranties of Seller set forth in this Section 6 shall
                                                           ---------
survive the Closing for a period of one year and shall terminate and be of no further force or effect upon the first anniversary of the Closing Date. Any action or proceeding with respect to the truth, accuracy or completeness of any representation or warranties of Seller must be commenced, if at all, prior to the first anniversary of the Closing Date and, if not commenced on or before such date, shall be void and of no force or effect. Notwithstanding anything to the contrary contained herein, Seller shall have no liability with respect to any of the foregoing representations and warranties if, prior to the Closing, Purchaser discovers or learns of information (from whatever source, as a result of Purchaser's due diligence tests, investigations and inspections of the Property, disclosure by Seller or Seller's agents and employees or the Tenant Estoppel Certificates) that contradicts any of the foregoing representations and warranties, or renders any of the foregoing representations and warranties untrue or incorrect, and Purchaser nevertheless consummates the transaction contemplated by this Agreement.

          7.  REPRESENTATIONS AND WARRANTIES OF PURCHASER.
              -------------------------------------------

          Purchaser represents and warrants to Seller that the following matters are true and correct as of the Execution Date and will also be true and correct as of the Closing:

          (a) AUTHORITY.  Purchaser is a limited partnership duly organized,
              ---------
validly existing and in good standing under the laws of Delaware.

          (b) DUE EXECUTION.  Purchaser has the power and authority to execute,
              -------------
deliver and perform this Agreement. Purchaser has duly authorized the execution, delivery and performance of this Agreement. This Agreement, assuming due authorization, execution and delivery by Seller, constitutes the legal, valid, and binding obligations of Purchaser enforceable against Purchaser in accordance with its terms (except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other principles relating to or limiting the right of contracting parties generally), and does not violate the material provisions of any agreement to which Purchaser is a party or to which it is subject.

          (c) DUE DILIGENCE APPROVALS.  Purchaser acknowledges that prior to the
              -----------------------
Closing, Purchaser will have had the opportunity to investigate all physical, legal and economic aspects of the Property and to make all inspections and investigations of the Property which Purchaser deems necessary or desirable to protect its interests in acquiring the Property, including, without limitation,
(i) development potential of the Properties and the use, habitability, merchantability, fitness, value or adequacy of the Property for any particular purpose, (ii) zoning, entitlements, land use or development restrictions and conditions of the Properties, (iii) compliance of the Properties and their operations with all applicable codes, laws, regulations, statutes, ordinances, covenants, conditions and restrictions or any governmental or quasi-governmental entity, (iv) condition of title to the Properties, (v) Leases, Contracts, Permits and other agreements and instruments affecting the Properties, (vi) contracts for work in progress, and (vii) economic performance and feasibility of the Properties, and (viii) the physical and environmental condition of the Property.

          (d) NO REPRESENTATIONS; PURCHASE AS IS.  Except as otherwise expressly
              ----------------------------------
set forth in this Agreement, neither Seller, nor anyone acting for or on behalf of Seller, has made any representation, warranty, promise or statement, express or implied, to Purchaser, or to anyone acting for or on behalf of Purchaser, concerning the Properties, including, without limitation, the use or development thereof or the financial situation of any tenants of the Properties. Purchaser further represents and warrants that, in entering into this Agreement, Purchaser has not relied on any representation, warranty, promise or statement, express or implied, of Seller, or anyone acting for or on behalf of Seller, other than as expressly set forth in this Agreement, and that all matters concerning the Properties have been or shall be independently verified by Purchaser prior to the Closing, and that Purchaser shall purchase the Properties based on Purchaser's own prior due diligence investigations, inspections and examinations of the Properties (or Purchaser's election not to do so); AND
                                                          ---

THAT PURCHASER IS PURCHASING THE PROPERTIES IN AN "AS IS" AND "WITH ALL FAULTS"
-------------------------------------------------------------------------------
PHYSICAL CONDITION AND IN AN "AS IS" AND "WITH ALL FAULTS" STATE OF REPAIR.
--------------------------------------------------------------------------
Except as expressly provided for in this Agreement, Purchaser does hereby waive, and Seller does hereby disclaim, all warranties of any type or kind whatsoever with respect to the Properties, whether express or implied, including, by way of description but not limitation, those of fitness for a particular purpose and use, tenantability or habitability.

          8.   RELEASE BY PURCHASER.
               --------------------

          (a) Purchaser and any person or entity claiming by, through or under Purchaser, hereby fully and irrevocably releases, discharges and waives its rights to recover from Seller and Seller's Affiliates, and their respective officers, directors, employees, shareholders, partners, agents and representatives (collectively, the "SELLER RELEASEES"), from any and all claims that Purchaser may now have or hereafter acquire against any Seller Releasee for any cost, loss, claim, penalty, fine, lien, judgment, liability, damage, expense, action or cause of action (including, without limitation attorneys' fees and costs), whether foreseen or unforeseen, direct or indirect, known or unknown, arising from or related to the existence or presence of Hazardous Substances in, on, under, or about any Property or the non-compliance of any Property with any Environmental Laws. As used in this Agreement, "HAZARDOUS SUBSTANCE" means (i) any chemical, compound, material or substance that is defined in or otherwise classified pursuant to any Environmental Law as a "hazardous substance," "extremely hazardous substance," "hazardous material," "extremely hazardous material," "hazardous waste," "toxic pollutant," or "toxic substance"; (ii) any substance classified by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity or toxicity;
(iii) oil, gas and any other petroleum hydrocarbon; (iv) polychlorinated biphenyls; (v) inflammable substances or explosives; (vi) radon or other radioactive materials; (vii) asbestos or asbestos-containing materials; (viii) urea formaldehyde foam insulation; (ix) lead or lead-containing materials; or
(x) those substances listed in the United States Department of Transportation Table (49 CFR (S)(S) 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) (40 CFR (S) 302 and amendments thereto). As used herein, "ENVIRONMENTAL LAWS" means collectively, all present and future laws (whether common law, statute, rule, regulation, ordinance or otherwise), the requirements of governmental authorities and any permits and guidance issued pursuant thereto relating to human health or the environment, as heretofore or hereafter amended, including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42, U.S.C. (S)(S) 9601 et seq., the Resource Conservation and Recovery
                                -------
Act of 1976, as amended, 42 U.S.C. Section 6901 et seq., the Hazardous Materials
                                                -------
Transportation Act, as amended, 49 U.S.C. (S)(S) 1801 et seq., the Toxic
                                                      -------
Substance Control Act, as amended, 15 U.S.C. (S)(S) 2601 et seq., the Clean Air
                                                         -------
Act, 42 U.S.C. (S)(S) 7401 et seq., the Clean Water Act of 1977, 33 U.S.C. (S)
                           -------
1251 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C.
     -------
(S)(S) 136 et seq., the Occupational Safety and Health Act of 1970, 29 U.S.C.
           -------
(S)(S) 651 et seq., the Hazardous Substance Account Act, Cal. Health & Safety
           -------
Code (S)(S) 25300 et seq., California Porter-Cologne Water Quality Control Act,
                  -------
Cal. Water Code (S)(S) 13000 et seq., and the California
                             -------

Occupational Safety and Health Act of 1973, Cal. Labor Code (S)(S) 6300 et seq.,
                                                                        -------
and in any regulations promulgated pursuant thereto.

          (b) Purchaser further acknowledges and agrees that this release shall be given full force and effect according to each of its expressed terms and provisions, including, but not limited to, those relating to unknown and unsuspected claims, damages and causes of action. As a material covenant and condition of this Agreement, Purchaser agrees that in the event of the presence of any Hazardous Substances, or any other environmental conditions affecting the Properties, Purchaser shall look solely to persons and entities other than the Seller Releasees for any redress or relief. With respect to the release set forth herein relating to unknown and unsuspected claims, Purchaser hereby acknowledges that such waiver and release is made with the advice of counsel and with full knowledge and understanding of the consequences and effects of such waiver, and that such waiver is made with the full knowledge, understanding and agreement that California Civil Code (S) 1542 provides as follows, and that the protection afforded by said Code Section is hereby waived:

     "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

          Upon consummation of the Closing hereunder, the foregoing release shall be deemed to be restated and made again as of the Closing Date.

          9.   DELIVERY OF DOCUMENTS.
               ---------------------

          Seller, at Seller's office, shall make available to Purchaser and its agents and employees during Seller's regular business hours, Seller's files regarding the operation and ownership of the Properties (except for materials which are subject to attorney-client privilege or other confidentiality restrictions) including, without limitation, the following:

          (a) any outstanding Contracts, and any amendments thereto, to which Seller is a party relating to the Properties;

          (b) any environmental reports (including Phase 1 reports, environmental impact reports, toxic reports, soils and geological reports) and any surveys of the Properties in Seller's possession;

          (c) any Permits in Seller's possession;

          (d) the tax bill for each Property issued for the most recent year for real estate taxes;

          (e) any engineering and structural tests, contracts for work in progress, insurance contracts, governmental agreements and approvals, architectural plans and site plans;

          (f) the Leases and any amendments thereto;

          (g) the PTRs and Surveys; and

          (h) plans and drawings of the Improvements.

Purchaser acknowledges and agrees that the foregoing deliveries, and the delivery of any other material or documents to Purchaser, were made by Seller to accommodate and facilitate Purchaser's investigations relating to the Properties, and that except as expressly provided for in Section 6, neither
                                                         ---------
Seller nor any of its agents or representatives make any representations or warranties of any kind regarding the accuracy or thoroughness of the information contained in the materials delivered to Purchaser or made available for Purchaser's inspections.

          10.  CONFIDENTIALITY.  Purchaser agrees that it shall keep strictly
               ---------------
confidential the information contained in the materials provided for inspection by Seller pursuant to this Agreement and shall not disclose such information to any third parties; provided, however, that Purchaser shall have the right to
                   --------  -------
provide such information to its lenders, consultants, attorneys, and prospective investors in connection with Purchaser's acquisition of the Properties under the following conditions:

               (i) Purchaser shall instruct the aforesaid parties to maintain the confidentiality of such information;

               (ii) At the written request of Seller, Purchaser shall promptly inform Seller of the identity of each party to whom such information is furnished and when such information was furnished to each party; and

               (iii) Purchaser shall instruct such parties to return to Seller all copies and originals of any documents relating to the Properties upon Seller's written request.

If the transaction contemplated by this Agreement is not consummated for any reason, Purchaser promptly shall return to Seller, and instruct its representatives, consultants, attorneys, and prospective investors to return to Seller, all copies and originals of information and materials previously provided for inspection by Seller to Purchaser.

          11.  CONDITIONS PRECEDENT TO CLOSING.
               -------------------------------

          (a) PURCHASER'S CONDITIONS PRECEDENT.  The following shall be
              --------------------------------
conditions precedent to Purchaser's obligation to consummate the purchase and sale transaction contemplated herein with respect to each Property (the "PURCHASER'S CONDITIONS PRECEDENT"):

               (i) Neither Purchaser nor Seller shall have validly terminated this Agreement.

               (ii) Title Company shall stand ready to issue at the Closing an ALTA extended coverage Owner's Policy of Title Insurance with liability in the full amount of the Allocated Purchase Price, subject only to the Permitted Exceptions (the "TITLE POLICY"), insuring Purchaser's interest in the Property, dated the day of the Closing.

               (iii) There shall exist no material breach of any of Seller's representations and warranties set forth in Section 6 or any other material
                                                 ---------
     obligation of Seller hereunder as of the Closing.

               (iv) Seller shall have delivered to the Escrow Company the items described in Section 13.
                  ----------

               (v) Purchaser shall have received, at least three (3) Business Days prior to the Closing, estoppel certificates substantially in the form of Exhibit L-1 attached hereto executed by tenants of the Improvements (the
        -----------
     "TENANT ESTOPPEL CERTIFICATES") occupying a total of at least eighty-five percent (85%) of the space which is leased as of the Execution Date for each Property, which Estoppel Certificates do not materially and adversely differ from information contained in the Due Diligence Materials; provided,
                                                                       --------
     however, that if the form of estoppel certificate attached hereto as
     -------
     Exhibit L-1 requests information in addition to or different than that
     -----------
     required to be given pursuant to a tenant's Lease, this condition will be satisfied for such tenant if such tenant executes an estoppel certificate in the form or containing only such information required pursuant to its Lease. If Seller is unable to obtain a Tenant Estoppel Certificate from a sufficient number of tenants at any Property to satisfy the percentage set forth above, then, in lieu thereof, Seller may elect, in its sole and absolute discretion, to satisfy such condition by providing to Purchaser a certificate in the form of Exhibit L-2 attached hereto (the "SELLER
                                -----------
     CERTIFICATE") so that for each Property Purchaser receives Tenant Estoppel Certificates and Seller Certificates for at least eighty-five percent (85%) of such leased area; provided, however, that if, after the Closing, Seller
                          --------  -------
     delivers to Purchaser a Tenant Estoppel Certificate from a tenant for whom Seller executed a Seller Certificate at the Closing, then such Seller Certificate shall be of no force or effect and Seller shall be released from the Seller Certificate. Any action, suit or proceeding with respect to the truth, accuracy or completeness of such Seller Certificate shall be commenced, if at all, on or before the date which is twelve (12) months after the date of the Closing and, if not commenced on or before such date, thereafter shall be void and of no force or effect.

The conditions set forth in this Section 11(a) are solely for the benefit of
                                 -------------
Purchaser and may be waived only by Purchaser. Purchaser shall, at all times prior to the termination of this Agreement, have the right to waive any of these conditions.

          (b) SELLER'S CONDITIONS PRECEDENT.  The following shall be conditions
              -----------------------------
precedent to Seller's obligation to consummate the purchase and sale transaction contemplated herein with respect to each Property (the "SELLER'S CONDITIONS PRECEDENT"):

               (i) Neither Purchaser nor Seller shall have validly terminated the Agreement.

               (ii) Purchaser shall have delivered to Escrow Company, prior to the Closing, for disbursement as directed hereunder, all cash or other consideration or other immediately available funds due from Purchaser in accordance with this Agreement.

               (iii) There shall exist no material breach of any of Purchaser's representations or warranties set forth in Section 7 or any other material
                                                ---------
     obligation of Purchaser hereunder as of the Closing.

               (iv) Purchaser shall have delivered to Escrow Company the items described in Section 14.
                  ----------

               (v) Purchaser shall have replaced all of the Existing Security Items in accordance with Section 15(c).
                              -------------

The conditions set forth in this Section 11(b) are solely for the benefit of
                                 -------------
Seller and may be waived only by Seller. Seller shall, at all times prior to the termination of this Agreement, have the right to waive any of these conditions.

          12.  COVENANTS OF SELLER.
               -------------------

          Seller covenants after the Execution Date and prior to the Closing, so long as this Agreement remains in full force and effect and so long as Seller has no good faith reason to believe that there exists a breach or default by Purchaser hereunder, as follows:

          (a) NO TRANSFERS.  After the Execution Date and prior to the Closing,
              ------------
no part of the Properties, or any interest therein, will be sold or otherwise transferred without Purchaser's consent. After the Execution Date and prior to the Closing, Seller shall not create or permit the creation of any new title exceptions (such as easements or liens) without Purchaser's prior written approval, which approval shall not be unreasonably withheld or delayed.

          (b) LEASING.  After the Execution Date and prior to the Closing,
              -------
Seller shall not enter into any new leases, or amend, modify, terminate or extend any existing

Leases without the prior written consent of Purchaser (which consent shall not be unreasonably withheld or delayed). Seller shall perform its obligations under the Leases. Purchaser shall be solely responsible for the payment of all leasing commissions and any tenant improvement costs or allowance, move-in allowance and any other payment to the tenant thereunder in connection with all Leases (whether coming due prior to the Closing, if the transaction contemplated by this Agreement closes, in which case any such amount shall be payable to Seller at Closing, or after the Closing).

          (c) CONTRACTS.  After the Execution Date and prior to the Closing,
              ---------
Seller shall not enter into any new contracts or agreements which would bind any Property or Purchaser or amend, modify, terminate or extend the Contracts, in any case without the prior written consent of Purchaser, which consent shall not be unreasonably withheld or delayed. Seller shall perform its obligations under the Contracts.

          (d) INSURANCE.  Until the Closing, Seller shall keep the Properties
              ---------
insured against fire, vandalism and other loss, damage and destruction customarily insured against by owners of similar real property in the same location as the Property; provided, however, that Seller's insurance policies
                          --------  -------
shall not be assigned to Purchaser at the Closing, and Purchaser shall be obligated to obtain its own insurance coverage from and after the Closing.

          (e) OPERATIONS.  Until the Closing, Seller shall operate and maintain
              ----------
the Properties as required in the ordinary course of its business and perform its obligations with respect thereto.

          13.  SELLER'S CLOSING DELIVERIES.
               ---------------------------

          At least one (1) Business Day prior to the Closing, Seller shall deliver or cause to be delivered to Escrow Company the following:

          (a) A grant deed in the form of Exhibit F attached hereto (the "GRANT
                                          ---------
DEED") for each Property, executed by Seller, in recordable form, conveying the Property (free and clear of all claims, liens and encumbrances except the Permitted Exceptions) to Purchaser.

          (b) A Bill of Sale in the form of Exhibit G attached hereto (the "BILL
                                            ---------
OF SALE"), executed by Seller, conveying to the Purchaser title to the Personal Property, if any.

          (c) A General Assignment in the form of Exhibit H attached hereto (the
                                                  ---------
"GENERAL ASSIGNMENT"), executed by Seller, assigning to Purchaser the Contracts and the Permits relating to the Properties, to the extent that such items are assignable.

          (d) An Assignment of Leases in the form of Exhibit I attached hereto
                                                     ---------
(the "ASSIGNMENT OF LEASES"), for each Property, executed by Seller, in recordable form, assigning to Purchaser all of Seller's interest under the Leases.

          (e) An affidavit in the form of Exhibit J attached hereto (the
                                          ---------
"CERTIFICATE OF NON-FOREIGN STATUS"), executed by Seller, certifying that Seller is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986.

          (f) A California Franchise Tax Board Form 590 ("FORM 590") specifying that Seller has a permanent place of business in California and is qualified to do business in California.

          (g) An officer's certificate of Mission, dated as of the Closing Date, certifying to the authority and incumbency of the officer(s) signing on behalf of Seller.

          (h) A certificate of good standing from the State in which each Seller is organized.

          (i) Any other documents, instruments or agreements reasonably necessary to effectuate the transactions contemplated by this Agreement.

          (j) A notice to each tenant of each Property prepared by Purchaser, in form and substance reasonably satisfactory to Seller and Purchaser, notifying such tenant of the sale of the Property to Purchaser.

On the Closing Date, Seller shall deliver to Purchaser outside of the escrow originals of the Leases and Contracts to the extent in Seller's possession, together with any keys or access cards to the Properties.

          14.  PURCHASER'S CLOSING DELIVERIES.
               ------------------------------

          At least one (1) Business Day prior to the Closing, Purchaser shall deliver to Seller or Escrow Company:

          (a) The balance of the Purchase Price, together with such other sums as Escrow Company shall require to pay Purchaser's share of the closing costs, prorations, reimbursements and adjustments as set forth in Sections 15 and 17
                                                           -----------     --
herein, all in immediately available funds.

          (b) An executed counterpart of the General Assignment and the Assignment of Leases, whereby Purchaser shall assume the obligations relating to the matters set forth in such documents.

          (c) An Assumption Agreement in the form of Exhibit K attached hereto
                                                     ---------
(the "ASSUMPTION AGREEMENT"), executed by Purchaser pursuant to which Purchaser shall assume all of the Assumed Liabilities. As used herein, "ASSUMED LIABILITIES" shall mean all liabilities and obligations relating or attributable to the ownership, development, use or operation of the Property on or after the Closing, including, without limitation, all liabilities and obligations arising on or after the Closing Date under Contracts and work in progress on any part of the Property for which Purchaser has agreed to be liable, all liabilities and obligations under Leases, Contracts and Permits, the performance of which may or are to be performed on or after the Closing and all liability for any personal injury or property damage occurring in, on or about the Property on or after the Closing.

          (d) A certificate from a general partner dated as of the Closing Date, certifying to the authority and incumbency of the general partners (or officers thereof) signing on behalf of Purchaser.

          (e) A certificate of good standing from the state in which Purchaser is organized.

          (f) Any other documents, instruments or agreements reasonably necessary to effectuate the transactions contemplated by this Agreement.

          15.  PRORATIONS, ADJUSTMENTS; RELEASE OF BONDS AND OTHER SECURITY
                                                             --------------
               DEVICES.
               -------

          (a) The following shall be prorated and adjusted between Seller and Purchaser as of the day of the Closing, except as otherwise specified:

               (i)  REAL PROPERTY TAXES.  General real and personal property
                    -------------------
     taxes, assessments, existing bond or special district assessments and any improvement or other bonds encumbering the Properties, shall be prorated for the current tax year for the Properties. Such amounts shall be for the account of Seller for the period before the Closing Date and for the account of Purchaser for the Closing Date and thereafter. Such proration shall satisfy the obligation of Seller to Purchaser with respect to such taxes and assessments and levies.

               (ii)  RENTS.  Rent and other charges payable under the Leases (to
                     -----
     the extent such monies have actually been collected by Seller) shall be prorated. Such amounts shall be for the account of Seller for the period before the Closing Date and for the account of Purchaser for the Closing Date and thereafter. Rents and other charges payable under the Leases which are delinquent as of the Closing shall not be prorated, and rents and other amounts received by Purchaser after the Closing from a tenant owing such delinquent rent or other charges shall be applied (A) first, to Purchaser's actual out-of-pocket costs of collection incurred with respect to such tenant; (B) second, to rents due from such tenant for the month in which such payment is received by Purchaser; (C) third, to rents attributable to any period after the Closing which are past due on the date of receipt; and (D) finally, to rents and other charges delinquent as of the Closing (and Purchaser shall remit such amounts to Seller within ten
     (10) days after receipt). Purchaser agrees that it shall use commercially reasonable efforts to collect any such delinquent rents; provided, however,
                                                              --------  -------
     that Purchaser shall have no obligation to institute legal proceedings, including an action for unlawful detainer, against a tenant owing delinquent rents.

               (iii)  SECURITY DEPOSITS.  The amount of all unapplied security
                      -----------------
     deposits under the Leases as of the Closing Date shall be credited to Purchaser and Purchaser shall assume all of Seller's obligations with respect thereto; provided, however, that if any tenant security deposit is
                      --------  -------
     in the form of a letter of credit, promissory note or similar instrument, Seller shall use its best efforts to cause such letter of credit, promissory note or other instrument to be assigned and transferred to Purchaser at the Closing, and there shall be no credit against the Purchase Price at the Closing with respect to any such tenant security deposit.

               (iv)  OTHER.  Operating cost reimbursements, percentage rentals,
                     -----
     additional rentals and other retroactive rental escalations, sums or charges payable by tenants which accrue prior to the Closing but are not then due and payable, shall be prorated as of the Closing. Such amounts shall be for the account of Seller for the period before the Closing Date and for the account of Purchaser for the Closing Date and thereafter.

               (v)  UTILITIES.  All utility service charges for electricity,
                    ---------
     heat and air conditioning service, other utilities, elevator maintenance, common area maintenance, taxes (other than real estate taxes) such as rental taxes, other expenses incurred in operating the Property that Seller customarily pays, and any other costs incurred in the ordinary course of business or the management and operation of the Property shall be prorated on an accrual basis. Seller shall pay all such expenses that accrue prior to the Closing Date and Purchaser shall pay all amounts accruing on the Closing Date and thereafter. To the extent possible, Seller and Purchaser shall obtain billings and meter readings as of the Closing Date to aid in such prorations. Any utility deposits held by utilities on the Closing Date shall be credited to Seller and charged to Purchaser to the extent such deposits are assignable and assigned to Purchaser on or prior to the Closing Date.

               (vi)  LEASING COMMISSIONS.  Seller shall pay in full all leasing
                     -------------------
     commissions with respect to the tenant leases entered into as of or prior to the Closing without contribution or proration from Purchaser; provided,
                                                                      --------
     however, that Purchaser shall reimburse Seller at Closing for all such
     -------
     commissions paid by Seller and relating to Leases (or amendments, modifications or extensions thereto) entered into as permitted by this Agreement after the Execution Date and meeting the Leasing Criteria or approved by Purchaser pursuant to Section 12(b), and Purchaser shall assume
                                       -------------
     Seller's obligations with respect to any leasing commissions due with respect to the renewal or extension of any Lease which occurs after the Closing.

               (vii)  CONTRACTS.  Amounts payable under any Contracts shall be
                      ---------
     prorated on an accrual basis. Seller shall pay all amounts due thereunder which accrue prior to the Closing and Purchaser shall pay all amounts accruing on the Closing Date and thereafter.

          (b) Subject to Section 15(a), all income and expenses for the
                         -------------
Properties which accrue for the period prior to the Closing shall be for the account of Seller and all income and expenses of the Properties which accrue for the period on and after the Closing shall be for the account of Purchaser. For purposes of calculating prorations, Purchaser shall be deemed to be in title to the Properties, and, therefore, entitled to the income therefrom and responsible for the expenses thereof for the entire day upon which the Closing occurs. All such prorations shall be made on the basis of the actual number of days of the month which shall have elapsed as of the day of the Closing and based upon the actual number of days in the month and a three hundred sixty (360) day year, as applicable. The amount of such prorations shall be initially performed by Seller prior to Closing but shall be subject to adjustment in cash after the Closing outside of escrow as and when complete and accurate information becomes available, if such information is not available at the Closing. Seller and Purchaser agree to cooperate and use their best efforts to make such adjustments no later than sixty (60) days after the Closing (except with respect to property taxes, which shall be adjusted within sixty (60) days after the tax bills for the applicable period are received). Without limiting the generality of the foregoing, Seller and Purchaser agree that:

               (i) with respect to any year-end reconciliations of percentage rent, retroactive rental escalations and reimbursable expenses under the Leases, Seller and Purchaser shall cooperate to complete such reconciliations as soon as possible after the Closing, with Seller responsible for amounts owing to tenants under the Leases, and entitled to amounts payable by tenants under the Leases (as the case may be), with respect to periods prior to the Closing, and with Purchaser responsible for amounts owing to tenants under the Leases, and entitled to amounts payable by tenants under the Leases (as the case may be), with respect to periods from and after the Closing (and, with respect to any such amounts payable to Seller, Purchaser agrees that it shall use commercially reasonable efforts to collect such amounts; provided, however, that Purchaser shall
                                      --------  -------
     have no obligation to institute legal proceedings, including an action for unlawful detainer, against a tenant owing any such amounts);

               (ii) with respect to any property tax appeals or reassessments filed by Seller for tax years prior to the year in which the Closing occurs, Seller shall be entitled to the full amount of any refund or rebate resulting therefrom (subject to any requirement under the Leases to pay to the tenants thereunder a share of any such refund or rebate, which shall be Seller's sole obligation), and with respect to any property tax appeals or reassessments filed by Seller for the tax year in which the Closing occurs, Seller and Purchaser shall share the amount of any rebate or refund resulting therefrom (after first paying to Seller all reasonable costs and expenses incurred by Seller in pursuing such appeal or reassessment) in proportion to their respective periods of ownership of the Properties for such tax year (with Seller and Purchaser each obligated for any amount of such refund or rebate required to be paid to the tenants under the Leases for its respective period of ownership of the Properties for such tax year); and

               (iii) in no event will there be any proration of insurance premiums under Seller's existing policies of insurance relating to the Properties, and Purchaser acknowledges and agrees that none of Seller's insurance policies (or any proceeds payable thereunder, except as expressly provided for in Section 18) will be assigned to Purchaser at the Closing,
                     ----------
     and Purchaser shall be solely obligated to obtain any and all insurance that it deems necessary or desirable.

          (c) On or before the date which is five (5) Business Days after the Execution Date, Seller shall deliver to Purchaser a schedule setting forth all of the bonds, deposits, letters of credit, set aside letters or other similar items, if any, that are outstanding with respect to the Properties or the development thereof that have been provided by Seller or any of its Affiliates to any governmental agency, public utility or similar entity (collectively, "EXISTING SECURITY ITEMS"). On or before the Closing Date, Purchaser shall replace all of the Existing Security Items with new letters of credit, bonds, deposits and the like and obtain the release of Seller and its Affiliates from any obligations under the Existing Security Items. To the extent that any funds are released as a result of the termination of the Existing Security Items, such funds shall be delivered to Seller or the Affiliate which originally provided the same. The provisions of this Section 15 shall survive the Closing.
                                  ----------

          16.  CLOSING.
               -------

          As used herein, the "CLOSING" is the consummation of the purchase and sale contemplated herein which shall occur in a single closing as soon as possible after the satisfaction or waiver of the last of Purchaser's Conditions Precedent and Seller's Conditions Precedent but in no event later than five (5) Business Days after the end of the Due Diligence Period (i.e., June 2, 1997) (the "OUTSIDE CLOSING DATE"). If the Closing has not occurred by the Outside Closing Date due to the inability to satisfy all of the Purchaser's Conditions Precedent or Seller's Conditions Precedent, Seller shall have the right, but not the obligation, to postpone by written notice to Purchaser the Closing by one or more postponements, to a date not later than July 31, 1997. If the Closing has not occurred by the Outside Closing Date due to a default by Purchaser, Seller may elect not to terminate this Agreement but to allow Purchaser to cure such default, and in such event the Purchase Price shall be increased in the amount of Fifteen Thousand Dollars ($15,000.00) per day for each day after the Outside Closing Date that the Closing occurs in order to fairly compensate Seller for the opportunity costs and other detriment resulting from the delay in the Closing. As used herein, the term "CLOSING DATE" means the date that all of the Grant Deeds with respect to the Properties are recorded in the Official Records of the County in which the applicable Parcel is located.

          17.  CLOSING COSTS.
               -------------

          (a)  SELLER'S CLOSING COSTS.  Seller shall pay (i) the fee for
               ----------------------
recording the Grant Deeds and Assignments of Leases and any other documents recorded in connection with this transaction, (ii) any documentary transfer tax imposed upon the conveyance of the Property to Purchaser, (iii) the portion of the premium for the Title Policy (including the cost of Title Curative Endorsements (defined below)) equal to the amount of a CLTA standard coverage owner's policy, and (iv) fifty percent (50%) of all other
escrow and closing costs.   For purposes of this Agreement and each of the
documents executed in connection herewith, "TITLE CURATIVE ENDORSEMENTS" shall specifically mean and be limited to those title endorsements obtained by Seller to clear Disapproved Exceptions.

          (b)  PURCHASER'S CLOSING COSTS.  Purchaser shall pay (i) all costs and
               -------------------------
expenses incurred in connection with obtaining any financing for the purchase of the Properties, (ii) any additional title insurance premium payable in connection with any lender's policy of title insurance or any additional or extended title coverage (including, without limitation, that portion of the premium for the Title Policy equal to the amount in excess of a CLTA standard coverage owner's policy and any costs of new surveys or survey updates, revisions or certifications as may be required to obtain extended coverage),
(iii) the cost of any title endorsements which are not Title Curative Endorsements, and (iv) fifty percent (50%) of all other escrow and closing costs.

          (c) OTHER CLOSING COSTS.  Each party shall bear the expense of its own
              -------------------
counsel. Unless specified herein, if the sale of any property contemplated hereunder does not occur because of a default on the part of Purchaser, all escrow and title cancellation fees with respect to such Property shall be paid by Purchaser. If the sale of the Properties does not occur because of a default on the part of Seller, all escrow and title cancellation fees shall be paid by Seller. If the sale of the Properties does not occur because of a failure of a Purchaser's Condition Precedent or a Seller's Condition Precedent, all escrow and title cancellation fees shall be divided equally between Seller and Purchaser.

          18.  RISK OF LOSS; TAKING.
               --------------------

          (a) If prior to the Closing, any Property is materially damaged (as defined in this Section 18(d), a "MATERIALLY DAMAGED PROPERTY"), Purchaser shall
                -------------
have the right, exercisable by giving written notice to Seller within five (5) Business Days after receiving written notice of such damage or destruction (but in any event prior to the Closing), either (i) to terminate this Agreement with respect the Materially Damaged Property, in which case neither party shall have any further rights or obligations hereunder with respect to the Materially Damaged Property, and any money (including, without limitation, the applicable Allocated Deposit and all interest actually earned thereon from the Execution
Date) or documents in escrow with respect to such Materially Damaged Property shall be returned to the party depositing the same and Purchaser shall be responsible for any title or escrow cancellation fee, or (ii) to accept the Materially Damaged Property in its then condition and to proceed with the Closing and to receive an assignment of all of Seller's right to any insurance proceeds payable by reason of such damage or destruction and a credit at Closing for any deductible under Seller's insurance policies or uninsured physical damage; provided, however, that if the aggregate deductible and uninsured
        --------  -------
physical damage exceeds Two Hundred Thousand Dollars ($200,000), Seller is entitled to terminate this Agreement as to the Materially Damaged Property by delivering written notice of such election to Purchaser.

If Purchaser elects to proceed under clause (ii) above, Seller shall not compromise, settle or adjust any claims to such proceeds without Purchaser's prior written consent.

          (b) If prior to the Closing, all or any material portion (as defined in this Section 18(d), a "MATERIALLY TAKEN PROPERTY") of any Property is subject
        -------------
to a taking by public authority, Purchaser shall have the right, exercisable by giving written notice to Seller within five (5) Business Days after receiving written notice of such taking (but in any event prior to the Closing), either
(i) to terminate this Agreement with respect to the Materially Taken Property, in which case neither party shall have any further rights or obligations hereunder with respect to the Materially Taken Property, any money (including, without limitation, the applicable Allocated Deposit and all interest actually earned thereon from the Execution Date) or documents in escrow with respect to such Materially Taken Property shall be returned to the party depositing the same, and Purchaser shall be responsible for any title or escrow cancellation fee, or (ii) to accept the Materially Taken Property in its then condition, without a reduction in the Purchase Price, and to proceed with the Closing and to receive an assignment of all of Seller's rights to any condemnation award payable by reason of such taking. If Purchaser elects to proceed under clause
(ii) above, Seller shall not compromise, settle or adjust any claims to such award without Purchaser's prior written consent. As used in this Section 18,
                                                                  ----------
"TAKING" shall mean any transfer of the Properties or any portion thereof or interest therein to a governmental entity or other party with appropriate authority, by exercise of the power of eminent domain.

          (c) In the event that prior to the Closing, any non-material portion of any Property is damaged or subject to a taking, Purchaser shall accept such Property in its then condition and proceed with the Closing, in which case Purchaser shall be entitled to an assignment of all of Seller's rights to any insurance proceeds, or any award in connection with such taking, as the case may be, and a credit at Closing for any deductible under Seller's insurance policies or uninsured physical damage; provided, however, if the aggregate deductible and
                              --------  -------
uninsured physical damage exceeds Two Hundred Thousand Dollars ($200,000), Seller is entitled to terminate this Agreement as to such Property by delivering written notice of such election to Purchaser. In the event of any such non-material damage or taking, Seller shall not compromise, settle or adjust any claims to such insurance proceeds or such award, as the case may be, without Purchaser's prior written consent.

          (d) For the purpose of this Section 18, damage to any Property or a
                                      ----------
taking of a portion thereof shall be deemed to be "material", or involve a material portion, if the cost of restoration or repair of such damage or the amount of the condemnation award with respect to such taking exceeds ten percent (10%) of the Allocated Purchase Price.

          (e) Seller agrees to give Purchaser notice of any taking, damage or destruction of any Property promptly after Seller obtains knowledge thereof.

          19.  DEFAULT.
               -------

          (a) Purchaser hereby acknowledges that the timely sale of the Properties is of paramount importance to Seller, whether to Purchaser or to another party. In acknowledgement of Seller's concern, and as a material inducement to Seller to enter into this Agreement with Purchaser and specifically in consideration of the terms set forth in this Agreement, Purchaser hereby waives any and all rights that Purchaser may otherwise have under applicable law, based upon the performance or non-performance of any of the parties hereto, that may affect Seller's ability to sell the Properties to another party in the event the sale contemplated herein is not consummated. Without limiting the generality of the foregoing, Purchaser hereby specifically waives any and all rights it may have (i) to record a notice of pendency of action or a lis pendens or similar notice in any form or any other similar lien
            -----------
against the Properties, (ii) to initiate or prosecute any action for specific performance of this Agreement or any provision contained herein, (iii) to record a memorandum or similar evidence of this Agreement against the Properties, or
(iv) to record or file or otherwise make a matter of public record any other documents or perform any other act which may impede Seller's ability to timely transfer, sell or convey the Properties to any other party (it being acknowledged that the filing of an action against Seller for a breach of its obligations hereunder shall not be deemed to materially impede the transfer of the Properties so long as such action does not include an action for specific performance, injunctive relief or a lien against or with respect to the Properties). Notwithstanding the foregoing, Purchaser shall retain all other rights and remedies available to Purchaser at law or in equity which are not specifically waived herein; provided, however, that in an action for damages,
                            --------  -------
Purchaser shall be limited to recovering its actual damages but not any consequential, special, exemplary or punitive damages and Purchaser hereby waives its right to recover any such consequential, special, exemplary or punitive damages.

          (b) IF PURCHASER FAILS TO CLOSE THE PURCHASE OF ANY PROPERTY FOR ANY REASON OTHER THAN SELLER'S DEFAULT OR FAILURE OF A PURCHASER'S CONDITION PRECEDENT, SELLER MAY TERMINATE THIS AGREEMENT AND SELLER SHALL BE ENTITLED TO
RETAIN THE LIQUIDATED DAMAGES DEPOSIT AS LIQUIDATED DAMAGES.   THE PARTIES
HERETO EXPRESSLY AGREE AND ACKNOWLEDGE THAT SELLER'S ACTUAL DAMAGES IN THE EVENT OF A DEFAULT BY PURCHASER WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO ASCERTAIN AND THAT UNDER THE CIRCUMSTANCES EXISTING AS OF THE EXECUTION DATE ONE

MILLION DOLLARS ($1,000,000.00) REPRESENTS THE PARTIES' REASONABLE ESTIMATE OF SUCH DAMAGES. THIS SECTION 19(B) WILL NOT LIMIT SELLER'S RIGHT TO RECEIVE REIMBURSEMENT OF ATTORNEY'S FEES OR COSTS, NOR WAIVE OR AFFECT PURCHASER'S INDEMNITY OBLIGATIONS AND SELLER'S RIGHTS TO THOSE INDEMNITY OBLIGATIONS UNDER THIS AGREEMENT. THE PAYMENT OF THE LIQUIDATED DAMAGES DEPOSIT AS LIQUIDATED DAMAGES IS NOT INTENDED TO BE A FORFEITURE OR PENALTY, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676 AND 1677.

     SELLER'S INITIALS: CWJ   PURCHASER'S INITIALS:  JCH
                       -----                        -----

          20.  BROKER'S COMMISSION.
               -------------------

          (a) Purchaser represents and warrants to Seller that no brokerage commission, finder's fee or other compensation is due or payable with respect to the transactions contemplated herein arising from Purchaser's actions or omissions, except for amounts due to Purchaser's broker, Lee and Associates. Purchaser hereby agrees to indemnify, defend, and hold the Seller harmless from and against any losses, damages, costs and expenses (including, but not limited to, attorneys' fees and costs) incurred by such party by reason of any breach or inaccuracy of the representations and warranties contained in this Section
                                                                   -------
19(a).
-----
          (b) Seller represents and warrants to Purchaser that no brokerage commission, finder's fee or other compensation is due or payable with respect to the transactions contemplated herein arising from Seller's actions or omissions, except for amounts due to Seller's broker, Timothy Joyce and The Seeley Company, for which Seller shall be solely responsible pursuant to separate written agreements. Seller hereby agrees to indemnify, defend, and hold the Purchaser harmless from and against any losses, damages, costs and expenses (including, but not limited to, attorneys' fees and costs) incurred by such party by reason of any breach or inaccuracy of the representations and warranties contained in this Section 20(b).
     -------------

          (c) The provisions of this Section 20 shall survive the Closing.
                                     ----------

          21.  ESCROW.
               ------

          (a) INSTRUCTIONS.  Within five (5) Business Days after the Execution
              ------------
Date, Purchaser and Seller each shall deposit a copy of this Agreement executed by such party (or either of them shall deposit a copy executed by both Purchaser and Seller) with Escrow Company. This Agreement, together with such further instructions, if any, as the parties shall provide to Escrow Company by written agreement, shall constitute the escrow instructions. If any requirements relating to the duties or obligations of Escrow Company hereunder are not acceptable to Escrow Company, or if Escrow Company requires additional instructions, the parties hereto agree to make such deletions, substitutions and additions hereto as Purchaser and Seller shall mutually approve, which additional instructions shall not substantially alter the terms of this Agreement unless otherwise expressly provided therein.

          (b) DEPOSITS INTO ESCROW.  Seller shall make its deposits into escrow
              --------------------
in accordance with Section 13.  Purchaser shall make its deposits into escrow in
                   ----------
accordance with Section 14.  Escrow Company is hereby authorized to close the
                ----------
escrow only if and when: (i) Escrow Company has received all items to be delivered by Seller and Purchaser pursuant to Sections 13 and 14; and (ii) Title
                                              -----------     --
Company can and will issue the Title Policies concurrently with the Closing.

          (c) CLOSE OF ESCROW.  Provided that Escrow Company shall not have
              ---------------
received written notice in a timely manner from Purchaser or Seller of the failure of any condition to the Closing or of the termination of the escrow, and
                                                                             ---
if and when Purchaser and Seller have deposited into escrow the items required by this Agreement and Title Company can and will issue the Title Policies concurrently with the Closing, Escrow Company shall:

               (i) Deliver to Purchaser: (1) the Grant Deeds by causing them to be recorded in the Official Records of the Office of the County Recorder of the County in which the Land is located; and immediately upon recording, delivering to Purchaser a conformed copy of the Grant Deed; (2) the Bill of Sale; (3) the General Assignment; (4) the Assignments of Leases; (5) the Certificate of Non-Foreign Status.; (6) the Form 590; (7) any funds deposited by Purchaser, and any interest earned thereon, in excess of the amount required to be paid by Purchaser hereunder; and (8) the Title Policies issued by Title Company.

               (ii) Deliver to Seller: (1) the Purchase Price, after satisfying the closing costs, prorations and adjustments to be paid by Seller pursuant to Sections 15 and 17 hereof; (2) the Bill of Sale; (3) the General
        -----------     --
     Assignment; (4) the Assignments of Leases; and (5) the Assumption
     Agreement.

          (d) REAL ESTATE REPORTING PERSON.  Escrow Company is hereby designated
              ----------------------------
the "real estate reporting person" for purposes of section 6045 of Title 26 of the United States Code and Treasury Regulation 1.6045-4 and any instructions or settlement statement prepared by Escrow Company shall so provide. Upon the consummation of the transaction contemplated by this Agreement, Escrow Company shall file the Form 1099 information return and send the statement to Seller as required under the aforementioned statute and regulation.

          22.  MISCELLANEOUS.
               -------------

          (a) AUTHORITY.  Each individual and entity executing this Agreement
              ---------
hereby represents and warrants that he, she or it has the capacity set forth on the signature pages hereof with full power and authority to bind the party on whose behalf he, she or it is executing this Agreement to the terms hereof.

          (b) ENTIRE AGREEMENT.  This Agreement is the entire agreement between
              ----------------
the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether oral or written, between the parties with respect to the matters contained in this Agreement.

          (c) COUNTERPARTS.  This Agreement may be executed in any number of
              ------------
counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Agreement attached thereto.

          (d) TIME OF ESSENCE.  Time is of the essence in the performance of and
              ---------------
compliance with each of the provisions and conditions of this Agreement. All times provided in this Agreement for the performance of any act shall be strictly construed.

          (e) NOTICES.  Any communication, notice or demand of any kind
              -------
whatsoever which either party may be required or may desire to give to or serve upon the other shall be in writing and delivered by personal service (including express or courier service), by electronic communication, whether by telex, telegram or telecopy (if tested by telephonic confirmation or confirmed in writing sent by personal service or registered or certified mail, postage prepaid, return receipt requested), or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

        Purchaser:          c/o Kilroy Realty Corp.
                            2250 East Imperial Highway
                            Suite 1200
                            El Segundo, California 90245
                            Attention:  Mr. Jeff Hawken
                            Telephone: (213) 772-1193
                            Telecopy:  (310) 322-5981

        With a copy to:     Latham & Watkins
                            650 Town Center Drive, 20th Floor
                            Costa Mesa, California  92626
                            Attention:  Bruce Tester, Esq.
                            Telephone:  (714) 540-1235
                            Telecopy:   (714) 755-8290

        Seller:             Mission Land Company
                            3281 East Guasti Road, Suite 550
                            Ontario, California 91761-7616
                            Attention:  Mr. Charles Johnson
                            Telephone: (909) 605-7737
                            Telecopy:  (909) 605-7764

        With a copy to:     O'Melveny & Myers
                            400 South Hope Street, 11th Floor
                            Los Angeles, California  90071-2899
                            Attention: Mitchell B. Menzer, Esq.
                            Telephone: (213) 669-6577
                            Telecopy:  (213) 669-6407

        Escrow Company:     First American Title Company
                            114 East Fifth Street
                            Santa Ana, California 92701
                            Attention: Ms. Rosie Frank
                            Telephone: ______________________
                            Telecopy:  ______________________

Any party may change its address for notice by written notice given to the other in the manner provided in this Section. Any such communication, notice or demand shall be deemed to have been duly given or served on the date personally served, if by personal service, on the date of confirmed dispatch, if by electronic communication, or two (2) days after being placed in the U.S. Mail, if mailed.

          (f) FURTHER ASSURANCES.  The parties agree to execute such
              ------------------
instructions to Escrow Company and such other instruments and to do such further acts as may be reasonably necessary to carry out the provisions of this Agreement.

          (g) NO REPRESENTATIONS.  The making, execution and delivery of this
              ------------------
Agreement by the parties hereto has been induced by no representations, statements, warranties or agreements other than those expressly set forth herein.

          (h) SEVERABILITY.  Wherever possible, each provision of this Agreement
              ------------
shall be interpreted in such a manner as to be valid under applicable law, but, if any provision of this Agreement shall be invalid or prohibited thereunder, such invalidity or prohibition shall be construed as if such invalid or prohibited provision had not been inserted herein and shall not affect the remainder of such provision or the remaining provisions of this Agreement.

          (i) CONSTRUCTION.  The language in all parts of this Agreement shall
              ------------
be in all cases construed simply according to its fair meaning and not strictly for or against any of the parties hereto. Section headings of this Agreement are solely for convenience of reference and shall not govern the interpretation of any of the provisions of this Agreement. References to "Sections" are to Sections of this Agreement, unless otherwise specifically provided. Where the context so requires, the use of the singular shall include the plural and vice versa.

          (j) ATTORNEYS' FEES.  If any action is brought by either party against
              ---------------
the other party for the enforcement of this Agreement or any document or instrument delivered pursuant hereto, the prevailing party shall be entitled to recover from the other party reasonable attorneys' fees, costs and expenses incurred in connection with the prosecution or defense of such action or any appeal thereof. For purposes of this Agreement, the term "ATTORNEYS' FEES" or "ATTORNEYS' FEES AND COSTS" shall mean the fees and expenses of counsel to the parties hereto, which may include expert witness fees, printing, duplicating and other expenses, delivery charges, and fees billed for law clerks, paralegals and other persons not admitted to the bar but performing services under the supervision of an attorney.

          (k) GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.  This
              ----------------------------------------------------------
Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without giving effect to choice of law rules and principles of said State. Seller and Purchaser hereby irrevocably (i) submit to the exclusive jurisdiction of the courts of the State of California and the federal courts of the United States of America for the Central District of California for the purpose of any action or proceeding relating to this Agreement; (ii) waives, to the fullest extent permitted by law, the defense of an inconvenient forum in any action or proceeding in any such court; (iii) agrees that a final judgment in any action or proceeding in any such court shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law; and (iv) consents to service of process upon it by mailing a copy thereof by certified mail addressed to it and its counsel as provided for notices hereunder.

          (l) SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon and
              ----------------------
inure to the benefit of each of the parties hereto and to their respective transferees, successors, and assigns. Neither this Agreement nor any of the rights or obligations of Seller or Purchaser hereunder shall be transferred or assigned by Seller or Purchaser without the prior written consent of the non-assigning party. Notwithstanding the foregoing sentence, Purchaser may assign its rights under this Agreement to an Affiliate so long as (i) the Affiliate assumes all of Purchaser's obligations and liabilities under this Agreement in writing pursuant to an assumption agreement in form and substance acceptable to Seller, (ii) the Affiliate establishes to Seller's reasonable satisfaction that it has the financial capability to close the purchase and sale of the Properties, and (iii) the Affiliate ratifies, for the benefit of Seller, all of the representations, warranties and covenants of Purchaser set forth in this Agreement.

          (m) EXHIBITS.  Exhibits A-L attached hereto are incorporated herein by
              --------   ------------
reference.

          (n) RELATIONSHIP.  Notwithstanding anything to the contrary contained
              ------------
herein, this Agreement shall not be deemed or construed to make the parties hereto partners or joint venturers, or to render either party liable for any of the debts or obligations of the other, it being the intention of the parties to merely create the relationship of Seller and Purchaser with respect to the Properties to be conveyed as contemplated hereby.

          (o) NO RECORDATION.  Neither this Agreement nor any memorandum or
              --------------
short form hereof shall be recorded or filed in the public land or other public records of any jurisdiction by either party and any attempt to do so shall constitute a breach of this Agreement.

          (p) NO THIRD PARTY BENEFICIARIES.  Seller and Purchaser agree that it
              ----------------------------
is their specific intent that no broker or other party shall be a party to or a third party beneficiary of this Agreement or the escrow; and further that the consent of a broker or other third party shall not be necessary to any agreement, amendment, or document with respect to the transaction contemplated by this Agreement.

          (q) NO WAIVER.  No waiver hereunder by any party of any breach
              ---------
hereunder shall be deemed a waiver of any other or subsequent breach.

          (r) AMENDMENT.  Any waiver, amendment, modification, consent or
              ---------
acquiescence with respect to any provision of this Agreement shall be set forth in writing and duly executed by or in behalf of the party to be bound thereby.

          (s) EXPENSES.  Except as expressly provided herein, each party hereto
              --------
shall pay its own expenses incurred in connection with this Agreement and the transactions contemplated hereby.

          (t) AUTHORITY.  Notwithstanding anything to the contrary in this
              ---------
Agreement, (i) Mission is entering into this Agreement only with respect to the Brea Project, Brea Land, Garden Grove Project and Baxter Project (collectively, the "MISSION PROPERTIES"), and (ii) Mission-Vacaville is entering into this Agreement only with respect to the Telo Project. Purchaser acknowledges and agrees that (x) all representations, warranties and covenants of Mission under this Agreement are made only with respect to the status of Mission and with respect to the Mission Properties only and Mission has no obligations, liabilities or responsibilities other than with respect to the Mission Properties, (y) all representations, warranties and covenants of Mission-Vacaville under this Agreement are made only with respect to the status of Mission-Vacaville and with respect to the Telo Project only and Mission-Vacaville has no obligations, liabilities or responsibilities other than with respect to the Telo Project, and (z) Mission and Mission-Vacaville are not and will not be construed to be jointly and severally liable for any obligations under this Agreement.



                           [Signatures on next page]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

SELLER:                  MISSION LAND COMPANY,
                         a California corporation


                         By:  Charles W. Johnson
                              -------------------------------
                              Its: EXECUTIVE VICE PRESIDENT
                                   --------------------------


                         MISSION-VACAVILLE, L.P.,
                         a California limited partnership

                         By:  Mission Land Company,
                              a California corporation,
                              General Partner


                              By:  Charles W. Johnson
                                   -------------------------
                              Its: EXECUTIVE VICE PRESIDENT
                                   -------------------------


PURCHASER:               KILROY REALTY, L.P.,
                         a Delaware limited partnership

                         By:  Kilroy Realty Corporation,
                              a Maryland corporation,
                              General Partner


                              By:  Jeff Hawkin
                                   -----------------------------
                                   Its: EXECUTIVE VICE PRESIDENT
                                        ------------------------


                              By:  ______________________________
                                   Its:  ________________________

          Escrow Holder hereby accepts the foregoing escrow instructions and agrees to follow such instructions.

ESCROW COMPANY:          FIRST AMERICAN TITLE COMPANY


                         By:  Rosie Frank
                              ------------------------
                         Its:
                              ------------------------

                                   EXHIBIT A

                         LEGAL DESCRIPTION OF THE LAND

                                   EXHIBIT B

                               SCHEDULE OF LEASES

UNIT                                         TENANT                               LEASE DATE
----                                         -------                              ----------

BREA PROJECT
Building #1                                  Data Technology Printed Circuits,     May 16, 1990 as
                                             Inc. (Winonics)                       amended May 6, 1996

Building #4                                  Suite A- Topway Global                August 25, 1995
                                             Suite B- Mission Land Company         April 29, 1997
                                             Suite C & D- Capital Products         March 10, 1993 as
                                                                                   amended May 31,
                                                                                   1994 and March 28,
                                                                                   1996

Building #7                                  Suite A- Lucas Western, Inc.          March 10, 1993 as
                                                                                   amended on May 1,
                                                                                   1996 and February
                                                                                   5, 1997

                                             Suite B- We're Organized, Ltd.        November 9, 1988,
                                                                                   renewed on October
                                                                                   31, 1991, November
                                                                                   1, 1992,
                                                                                   September 21, 1993,
                                                                                   October 21, 1996

                                             Suite C- Nancy Calhoun                October 19, 1992,
                                                                                   amended September
                                                                                   18, 1995


                                            Suite D- Biomechanical Services,      January 18, 1993, as
                                                      Inc.                         amended February
                                                                                   25, 1997

                                             Suite E- John H. Kearns III, d/b/a
                                             Fluid Dynamics and Controls           January 30, 1996


Building #9                                  Suite A- Sonic Air                    February 22, 1994
                                             Suite B- Century Repair
                                                      and Service, Inc.            May 29, 1986,
                                                                                   renewed on (non-
                                                                                   dated), August 26,
                                                                                   1992 and October 1,
                                                                                   1993 and July 29,
                                                                                   1996

                                             Suite C & D- Nancy Calhoun            December 9, 1992,
                                                                                   as amended
                                                                                   September 18, 1995

Building #11                                 California Turf Products, Co.         September 1, 1994

Building #12                                 I.A.C. Industries, Inc.               November 1, 1990,
                                               (Note: Copy only.  No original)     as amended May 2,
                                                                                   1995, March 8, 1996

Building #15                                 Plastic Engineered Components, Inc.   June 14, 1996


GARDEN GROVE PROJECT
Building #5                                  T.A. Industries                       March 27, 1991 as
                                                                                   amended June 12,
                                                                                   1991

Building #6                                  Suite A- Webcraft                     August 19, 1993,
                                                                                   renewal of Lease
                                                                                   Agreement dated
                                                                                   September 8, 1986,
                                                                                   June 12, 1989, April
                                                                                   10, 1992, July 4,
                                                                                   1994, terminated July
                                                                                   31, 1997

                                             Suite B- Kenneth Graves dba
                                             Elite Circuit Equipment               February 3, 1997

                                             Suite C- Ren J. Tsai                  September 29, 1994

                                             Suite D- E.P. Industries              April 26, 1994

Building #7                                  Suite A- Graphic Resources            November 20, 1989,
                                                                                   as amended
                                                                                   September 13, 1994

                                             Suite B- Carpet Concepts              March 27, 1995

Building #13                                 J.C. Penney Company, Inc.             March 25, 1974 as
                                                                                   amended July 20,
                                                                                   1976 and further
                                                                                   amended August 27,
                                                                                   1993

Building #42                                 Gem Products                          December 29, 1983
                                                                                   as amended
                                                                                   November 29, 1988
                                                                                   and renewed
                                                                                   November 5, 1991
                                                                                   and August 10, 1994

Building #43                                 Wyle Laboratories                     August 10, 1992 as
                                                                                   amended November
                                                                                   18, 1992 and
                                                                                   renewed on February
                                                                                   18, 1994, February
                                                                                   28, 1995, June 5,
                                                                                   1996, October 2,
                                                                                   1996, and February
                                                                                   21, 1997


BAXTER PROJECT                               Baxter Healthcare Corporation         October 2, 1992

TELO

Building #23600                              Electronic Ballast Technology         July 1, 1994
                                             Inc.

Building #23610                              Versyss Inc./Andrew                   April 16, 1991
                                             Corporation (Sublease)                October 15, 1992

                                             Versyss Inc.-Andrew-Mission-
                                             Messenger Vacaville Consent
                                             Agreement                             October 20, 1992

                                   EXHIBIT C

                            SCHEDULE OF TRADE NAMES

PROPERTY                 TRADE NAME
--------                 ----------


Baxter Project                None

Brea Project                  None

Brea Land                     None

Garden Grove Project          None

Telo Project                  None

                                   EXHIBIT D

                ALLOCATED PURCHASE PRICES AND ALLOCATED DEPOSITS


PROPERTY                  ALLOCATED PURCHASE PRICE   ALLOCATED DEPOSIT
--------                  ------------------------   -----------------

Baxter Project             $ 5,375,000               $ 1,232,289.43

Brea Project               $14,920,000               $ 3,420,606.17

Brea Land                  $ 3,300,000               $   756,568.39

Garden Grove Project       $13,523,000               $ 3,100,325.55

Telo Project               $ 6,500,000               $ 1,490,210.46
                           -----------                 ------------
                           $43,618,000               $10,000,000.00

                                   EXHIBIT E

                          SCHEDULE OF PTRS AND SURVEYS

PROPERTY            PRELIMINARY TITLE REPORT            SURVEY
--------            ------------------------            ------

                           [To be provided by Seller]

                                   EXHIBIT F

                               FORM OF GRANT DEED



RECORDING REQUESTED BY

AND WHEN RECORDED MAIL GRANT
DEED AND TAX STATEMENTS TO:

________________________
________________________
________________________
________________________________________________________________________________

                                   GRANT DEED

The undersigned Grantor requests that the Documentary Transfer Tax not be made a part of the public records.

          FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, MISSION LAND COMPANY, a California corporation [or MISSION-VACAVILLE, L.P., a California limited partnership] ("GRANTOR"), hereby GRANTS to KILROY REALTY, L.P., a Delaware limited partnership, that certain real property located in the County of ___________, State of California and more particularly described in Exhibit A attached hereto and incorporated herein by this reference (the
---------
"PROPERTY"), together with all rights, privileges, easements and appurtenances held by Grantor appertaining to the Property,

SUBJECT TO those matters of record and any and all applicable laws, ordinances, rules, regulations and permits affecting the Property or governing the use thereof.

          IN WITNESS WHEREOF, Grantor has caused its duly authorized representative to execute this instrument as of the date hereinafter written.

DATED:  _________ __, 1997  GRANTOR:  MISSION LAND COMPANY,
                                      a California corporation



                                      By:  ___________________________
                                           Its: ______________________


                                      MISSION-VACAVILLE, L.P.,
                                      a California limited partnership

                                      By:  Mission Land Company
                                           a California corporation,
                                           General Partner



                                           By:  ______________________
                                                Its:  ________________

                                   EXHIBIT G

                                  BILL OF SALE

          FOR GOOD AND VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, the undersigned, MISSION LAND COMPANY, a California corporation [or MISSION-VACAVILLE, L.P., a California limited partnership] ("SELLER"), does hereby give, grant, bargain, sell, transfer, assign, convey and deliver to KILROY REALTY, L.P., a Delaware limited partnership ("PURCHASER"), the personal property identified on Schedule A attached hereto and incorporated herein by
                       ----------
this reference, and all other personal property (if any) owned by Seller and located on or in that certain real property located in the City of ______________, County of _________________, State of _____________.

          1. SUCH PERSONAL PROPERTY IS BEING TRANSFERRED ON AN "AS IS" BASIS, WITHOUT ANY REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, OF ANY KIND WHATSOEVER BY SELLER. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, PURCHASER ACKNOWLEDGES THAT SELLER EXPRESSLY DISCLAIMS AND NEGATES, AS TO ALL PERSONAL PROPERTY TRANSFERRED HEREBY: (A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY; (B) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE; AND (C) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR MATERIALS.

          2. Seller covenants that it will, at any time and from time to time upon written request therefor, at Purchaser's sole expense and without the assumption of any additional liability thereby, execute and deliver to Purchaser any new or confirmatory instruments and do and perform any other acts which Purchaser may reasonably request in order to fully assign and transfer to and vest in Purchaser and protect its or their rights, title and interest in and enjoyment of, all of the assets of Seller intended to be transferred and assigned hereby, or to enable Purchaser to realize upon or otherwise enjoy any such assets.

Dated: ________________, 1997.

SELLER:        MISSION LAND COMPANY,
               a California corporation



               By:  __________________________
               Its:  _________________________



               MISSION-VACAVILLE, L.P.,
               a California limited partnership

               By:  Mission Land Company,
                    a California corporation,
                    General Partner



                    By:  __________________________
                         Its:  ____________________

                                   EXHIBIT H

                               GENERAL ASSIGNMENT


          THIS GENERAL ASSIGNMENT (this "ASSIGNMENT") is made as of __________ ____, 1997, by and between MISSION LAND COMPANY, a California corporation [or MISSION-VACAVILLE, L.P., a California limited partnership] ("ASSIGNOR"), and KILROY REALTY, L.P., a Delaware limited partnership ("ASSIGNEE").

          FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Assignor grants, sells, conveys, transfers and assigns unto Assignee all of Assignor's right, title and interest in, to and under the following items relating to that certain real property located in ___________, ______________ and more particularly described in Exhibit A
                                                               ---------
attached hereto and incorporated herein by this reference (the "REAL PROPERTY"):

          (a) the contracts or agreements described in Exhibit B attached hereto
                                                       ---------
     and incorporated herein by this reference (the "CONTRACTS");

          (b) warranties, guarantees and indemnities (including, without limitation, those for workmanship, materials and performance) which may exist from, by or against any contractor, subcontractor, manufacturer, laborer or supplier of labor, materials or other services relating to the Real Property or any improvements located thereon;

          (c) plans, drawings, and specifications for the improvements located on the Real Property;

          (d) any licenses, approvals, certificates, permits and claims (other than any claims against previous tenants of the Real Property, which claims are hereby reserved by Assignor); and

          (e) the trade names set forth on Exhibit C attached hereto
                                           ---------
     (excluding, however the trade name Mission Land Company, Mission-Vacaville, L.P., or any trade names related thereto).

          1. Assignor shall indemnify, protect, defend and hold Assignee harmless from and against any and all claims, demands, damages, losses, liabilities, costs and expenses (including reasonable attorneys' fees and costs) arising in connection with the Contracts and relating to the period prior to the date hereof. Assignee accepts the foregoing assignment and assumes any obligations of Assignor in connection with the Contracts accruing from and after ________, 1997 [the Closing Date] and shall indemnify, protect, defend and hold Assignor harmless from and against any and all claims, demands, damages, losses, liabilities, costs and expenses (including reasonable attorneys' fees and costs) accruing in connection with the Contracts from and after ________, 1997 [the Closing Date].

          2. Assignor covenants that it will, at any time and from time to time upon written request therefor, at Assignee's sole expense and without the assumption of any additional liability therefor, execute and deliver to Assignee any new or confirmatory instruments and take such further acts as Assignee may reasonably request to fully evidence the assignment contained herein and to enable Assignee to fully realize and enjoy the rights and interests assigned hereby.

          3. The provisions of this Assignment shall be binding upon, and shall inure to the benefit of, the successors and assigns of Assignor and Assignee, respectively.

          4. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon, provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Assignment attached thereto.

          IN WITNESS WHEREOF, Assignor and Assignee have caused their duly authorized representatives to execute this Assignment as of the date first above written.

ASSIGNOR:      MISSION LAND COMPANY,
               a California corporation,



               By:  _____________________________
                    Its: ________________________



               MISSION-VACAVILLE, L.P.,
               a California limited partnership

               By:  Mission Land Company,
                    a California corporation,
                    General Partner

                    By:  ________________________
                         Its: ___________________


ASSIGNEE:      KILROY REALTY, L.P.,
               a Delaware limited partnership

               By:  Kilroy Realty Corporation,
                    a Maryland corporation,
                    General Partner



                    By:  _______________________________
                         Its:  _________________________


                    By:  _______________________________
                         Its:  _________________________

                                   EXHIBIT I

                              ASSIGNMENT OF LEASES

RECORDING REQUESTED BY

AND WHEN RECORDED MAIL TO:

_______________________________
_______________________________
_______________________________
_______________________________


The consideration for this Assignment is included in the consideration paid for the Grant Deed being recorded concurrently herewith and in the documentary tax affixed to said deed.
________________________________________________________________________________

                   ASSIGNMENT OF LESSOR'S INTEREST IN LEASES

          THIS ASSIGNMENT OF LESSOR'S INTEREST IN LEASES (this "ASSIGNMENT") is made on ________ ___, 1997, by MISSION LAND COMPANY, a California corporation [or MISSION-VACAVILLE, L.P., a California limited partnership] ("ASSIGNOR"), in favor of KILROY REALTY, L.P., a Delaware limited partnership ("ASSIGNEE").

          For a valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby grants, conveys, transfers and assigns to Assignee all of Assignor's right, title and interest in, to and under the leases (and all amendments, supplements and modifications thereto and guaranties thereof) relating to that certain real property located in the City of ____________, County of ______________, State of _______________ and more particularly described in Exhibit A attached hereto and incorporated herein by
                          ---------
this reference (the "REAL PROPERTY"), which leases, amendments, supplements and modifications thereto and guaranties thereof are identified in Exhibit B
                                                               ---------
attached hereto and incorporated herein by this reference (as amended and modified, together with any such guaranties, the "LEASES"), together with (i) any and all rights, title, estates and interests of Assignor in and to such security deposits and prepaid rents, if any, as have been paid to Assignor pursuant to such Leases and not previously applied pursuant to the Leases, and
(ii) any and all rights, title, estates and interests of Assignor in and to any subleases, if any, relating to the Real Property.

          1. Assignor covenants that it will, at any time and from time to time upon written request therefor, at Assignee's sole expense and without the assumption of any additional liability thereby, execute and deliver to Assignee any new or confirmatory instru-ments and take such further acts as Assignee may reasonably request to fully evidence the assignment contained herein and to enable Assignee to fully realize and enjoy the rights and interests assigned hereby.

          2. Assignee accepts the foregoing assignment and assumes and shall pay, perform and discharge, as and when due, all of the agreements and obligations of Assignor under the Leases accruing from and after ______, 1997 [the Closing Date] and agrees to be bound by all of the terms and conditions of the Leases, and Assignee further agrees that, as between Assignor and Assignee, Assignee shall be responsible for any brokerage commissions, fees or payments which may be due or payable in connection with any extension or renewal of the term of any Lease.

          3. Assignee shall indemnify, protect, defend and hold Assignor harmless from and against any and all claims, demands, liabilities, losses, costs, damages or expenses (including, without limitation, reasonable attorneys' fees and costs) arising out of or resulting from any breach or default by Assignee under the terms of the Leases occurring on or after ______________, 1997 [the Closing Date] or the disposition of the security deposits and prepaid rents which were credited to Assignee in connection with its acquisition of the Real Property.

          4. Assignor shall indemnify, protect, defend and hold Assignee harmless from and against any and all claims, demands, liabilities, losses, costs, damages or expenses (including, without limitation, reasonable attorneys' fees and costs) arising out of or resulting from any breach or default by Assignor under the terms of the Leases occurring prior to ________, 1997 [the Closing Date].

          5. The provisions of this Assignment shall be binding upon, and shall inure to the benefit of, the successors and assigns of Assignor and Assignee, respectively.

          6. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature and acknowledgment pages of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) and acknowledgment(s) thereon, provided such signature and acknowledgment pages are attached to any other counterpart identical thereto except having additional signature and acknowledgment pages executed and acknowledged by other parties to this Assignment attached thereto.

          IN WITNESS WHEREOF, Assignor and Assignee have caused their duly authorized representatives to execute this Assignment as of the date first above written.

ASSIGNOR:           MISSION LAND COMPANY,
                    a California corporation,



                    By:  _______________________________
                         Its: __________________________



                    MISSION-VACAVILLE, L.P.,
                    a California limited partnership

                    By:  Mission Land Company
                         a California corporation,
                         General Partner


                         By:  __________________________
                              Its:  ____________________


ASSIGNEE:           KILROY REALTY, L.P.,
                    a Delaware limited partnership

                    By:  Kilroy Realty Corporation,
                         a Maryland corporation,
                         General Partner



                         By:  __________________________
                              Its:  ____________________



                         By:  __________________________
                              Its:  ____________________

                                   EXHIBIT J

                      CERTIFICATION OF NON-FOREIGN STATUS
                                       OF
                              MISSION LAND COMPANY


          MISSION LAND COMPANY, a California corporation [or MISSION-VACAVILLE, L.P., a California limited partnership] ("SELLER"), is the transferor of those certain real properties located in the County of _______________, State of California and more particularly described in Exhibit A attached hereto (the
                                              ---------
"PROPERTIES").

          Section 1445 of the Internal Revenue Code of 1986 (the "CODE") provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax will not be required in connection with the disposition of the Properties pursuant to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of ________________, 1997, by and between Seller and Kilroy Realty, L.P., a Delaware limited partnership, the undersigned hereby certifies the following on behalf of Seller:

          1. Seller is not a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in the Code and the regulations promulgated thereunder;

          2.  Seller's U.S. employer identification number is _____________; and

          3.  Seller's address is 3281 East Guasti Road, Ontario, California
91761.

          It is understood that this certificate may be disclosed to the Internal Revenue Service and that any false statement contained herein could be punished by fine, impris onment, or both.

          Under penalties of perjury I declare that I have examined the foregoing certification and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Seller.



Date:  ________ ___, 1997  Signature: __________________________________
                                        Authorized Signatory of Seller

                                   EXHIBIT K

                              ASSUMPTION AGREEMENT

     THIS ASSUMPTION AGREEMENT (this "AGREEMENT") made as of this _____ day of _____________, 1997 by and between Mission Land Company, a California corporation [or MISSION-VACAVILLE, L.P., a California limited partnership] ("SELLER"), and KILROY REALTY, L.P., a Delaware limited partnership ("PURCHASER"),

                                    RECITALS

          A. Purchaser purchased the Property from Seller pursuant to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of ______________, 1997 (the "PURCHASE AGREEMENT");

          B. Pursuant to the terms of the Purchase Agreement, Purchaser has agreed to assume all liabilities and obligations relating and attributable to the ownership, development, use or operation of the Property on or after the Closing, including, without limitation, all liabilities and obligations arising on or after the Closing Date under Contracts and work in progress on any part of the Property for which Seller has agreed to be liable, all liabilities and obligations under Leases, Contracts, and Permits, the performance of which may or are to be performed on or after the Closing and all liability for any personal injury or property damage occurring in, on or about the Property on or after Closing relating to the Property (the "ASSUMED LIABILITIES").

          C. Any initially capitalized term which is not defined in this Agreement shall have the meaning given such term in the Purchase Agreement.

     Now, Therefore, for and in consideration of the foregoing recitals and mutual covenants, agreements, representations and warranties contained herein and in the Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

     1.   Assignment and Assumption.  Effective as of the date hereof, Seller
          -------------------------
hereby transfers and assigns to Purchaser the Assumed Liabilities, and Purchaser hereby accepts and assumes from Seller the Assumed Liabilities and agrees to fully and completely pay, perform and discharge the Assumed Liabilities as and when due.

     2.   Indemnity.  Purchaser releases Seller from, and shall indemnify,
          ---------
defend and hold harmless Seller from and against, all losses arising from or in any way connected with the Assumed Liabilities.

     3.   Binding Effect.  This Agreement shall be binding upon and inure to the
          --------------
benefit of the successors and assigns of the parties hereto.

     Governing Law.  This Agreement shall be governed by and construed according
     -------------
to the laws of the State of California, without regard to conflicts of laws rules.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ASSIGNEE:           KILROY REALTY, L.P.,
                    a Delaware limited partnership

                    By:  Kilroy Realty Corporation,
                         a Maryland corporation,
                         General Partner



                         By:  ____________________________________
                              Its:  ______________________________



                         By:  ____________________________________
                              Its:  ______________________________

                                  EXHIBIT L-1

                      FORM OF TENANT ESTOPPEL CERTIFICATE

To:  [Purchaser]
     ________________________
     ________________________
     ________________________


          Re:  [Property Address]
               ------------------


          _______________________ ("Tenant") certifies as follows:


          1. The undersigned is the Tenant under that certain lease dated __________, 19___ (the "LEASE"), executed by __________________________________
("LANDLORD") as Landlord and the undersigned as Tenant, covering a portion of the property (the "PREMISES") located at ________________________ (the "PROPERTY").

          2. Tenant has paid to Landlord a security deposit of $__________. The term of the Lease commenced on __________, 19___ and the expiration date of the Lease is __________, 19___. Tenant has paid rent through April 30, 1997. The next rental payment in the amount of $__________ is due on __________, 19___. Tenant has not paid any rentals in advance of the current month.

          3. The Lease provides for an option to extend the term of the Lease for _____ years, at a rental rate for such extension term as set forth in the Lease. Tenant does not have any right or option to renew or extend the term of the Lease, to lease other space at the Property, to terminate or cancel the Lease, rights of first offer or first refusal, nor any preferential right to purchase all or any part of the Premises or the Property, except as follows:
______________________________________________________________________________
______________________________________________________________________________
_____________________________________________________________________________.

          4. Complete copies of the Lease and all amendments, modifications and supplements thereto are attached hereto and the Lease, as so amended, modified and supplemented, is in full force and effect, and represents the entire agreement between Tenant and Landlord with respect to the Premises and the Property. There are no amendments, modifications or supplements to the Lease, whether oral or written, except as attached hereto.


                                     L-1-1

          5. All space and improvements leased by Tenant have been completed and furnished in accordance with the provisions of the Lease, and Tenant has accepted and taken possession of the Premises.

          6. Landlord is not in any material respect in default in the performance of the terms and provisions of the Lease. Tenant has not given Landlord written notice of any dispute between Landlord and Tenant. Tenant has not assigned, transferred or hypothecated the Lease or any interest therein or subleased all or any portion of the Premises.

          7. Tenant does not claim any offsets or credits against rentals payable under the Lease and no free rent periods or rental concessions have been granted to Tenant, except as follows:
________________________________________________________________________________
________________________________________________________________________________
_______________________________________________________________________________.

          8. The undersigned individual is authorized to deliver this Estoppel Certificate on behalf of Tenant.

          This Certificate is given to [Purchaser] with the understanding that [Purchaser] and its successors and assigns and Purchaser's lender financing all or a portion of the Property may rely hereon in connection with the conveyance of the Property of which the Premises constitute a part. Following any such conveyance, Tenant agrees that the Lease shall remain in full force and effect and shall bind and inure to the benefit of [Purchaser] and its successors and assigns as if no purchase had occurred.



DATED:  _______________, 1997.     "TENANT"


                                   ______________________________


                                   ______________________________


                                     L-1-2

                                  EXHIBIT L-2

                           FORM OF SELLER CERTIFICATE

To:  [Purchaser]
     ________________________
     ________________________
     ________________________


          Re:  [Property Address]
               ------------------


          Mission Land Company ("Seller") certifies as follows:


          1. _______________ is the tenant ("Tenant") under that certain lease dated __________, 19___ (the "LEASE"), executed by ____________________________
("LANDLORD") as Landlord and Tenant, covering a portion of the property (the "PREMISES") located at ________________________ (the "PROPERTY").

          2. Tenant has paid to Seller a security deposit of $__________. The term of the Lease commenced on __________, 19___ and the expiration date of the Lease is __________, 19___. Tenant has paid rent through __________, 19___.
The next rental payment in the amount of $__________ is due on __________, 19___. Tenant has not paid any rentals in advance of the current month.

          3. The Lease provides for an option to extend the term of the Lease for _____ years, at a rental rate for such extension term as set forth in the Lease. Except as expressly provided in the Lease and all amendments, modifications and supplements attached hereto, Tenant does not have any right or option to renew or extend the term of the Lease, to lease other space at the Property, to terminate or cancel the Lease, rights of first offer or first refusal, nor any preferential right to purchase all or any part of the Premises or the Property.

          4. Complete copies of the Lease and all amendments, modifications and supplements thereto are attached hereto and the Lease, as so amended, modified and supplemented, is in full force and effect, and represents the entire agreement between Tenant and Landlord with respect to the Premises and the Property. There are no amendments, modifications or supplements to the Lease, whether oral or written, except as attached hereto.

          5. All space and improvements leased by Tenant have been completed and furnished in accordance with the provisions of the Lease, and Tenant has accepted and taken possession of the Premises.


                                     L-2-1

          6. Landlord is not in any material respect in default in the performance of the terms and provisions of the Lease. To Seller's Actual Knowledge, Tenant has not given Landlord written notice of any dispute between Landlord and Tenant. To Seller's Actual Knowledge, Tenant has not assigned, transferred or hypothecated the Lease or any interest therein or subleased all or any portion of the Premises.

          7. No free rent periods or rental concessions have been granted to Tenant by Seller and, to Seller's Actual Knowledge, there are no offsets or credits against rentals payable under the Lease, except as follows:
________________________________________________________________________________
________________________________________________________________________________
_______________________________________.

          This Certificate is given to [Purchaser] with the understanding that [Purchaser] and its successors and assigns will rely hereon in connection with the conveyance of the Property of which the Premises constitute a part.



DATED:  _______________, 1997.     "SELLER"


                                   ______________________________


                                   ______________________________



                                     L-2-1